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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              BE AEROSPEACE, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                              BE AEROSPACE, INC.
                           1400 Corporate Center Way
                           Wellington, Florida 33414

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                August 14, 2001

                               ----------------

  Notice is hereby given that the Annual Meeting of Stockholders of BE Aerospace, Inc. will be held in the Conference Center, 36th Floor, Ropes & Gray, One International Place, Boston, Massachusetts at 10:30 A.M. on Tuesday, August 14, 2001 for the following purposes:

  1.  To elect two Class I directors;

  2.  To consider and act upon a proposal to adopt the 2001 Stock Option
      Plan;

  3. To consider and act upon a proposal to adopt the 2001 Non-Employee Directors' Stock Option Plan;

  4. To consider and act upon a proposal to amend the 1994 Employee Stock Purchase Plan by increasing the number of shares available for issuance thereunder by 500,000 shares;

  5. To consider and act upon a proposal to increase the aggregate number of shares of common stock authorized for issuance by the Company from 50,000,000 to 100,000,000;

  6.  To consider and act upon a proposal to adopt the MacBride Principles;
      and

  7. To transact any other business that may properly come before the meeting, or any adjournment thereof.

  Stockholders of record at the close of business on June 15, 2001 are entitled to notice of and to vote at the meeting.

  Whether or not you plan to attend the meeting in person, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          Edmund J. Moriarty
                                          Secretary

June 25, 2001

                          FORWARD-LOOKING INFORMATION

   This Proxy Statement contains certain forward-looking statements and information relating to the Company and its operations, governance and policies and procedures that are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. When used in this Proxy Statement, words such as "anticipate", "believe", "conclude", "estimate", "expect", and similar expressions, as they relate to the Company or the Company's management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and as a result are subject to certain risks, uncertainties and assumptions. Should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, concluded, estimated or expected. Further information about these matters can be found in the Company's other Securities and Exchange Commission filings. The Company does not intend to update these forward-looking statements.

                              BE AEROSPACE, INC.

                               ----------------

                        Annual Meeting of Stockholders
                                August 14, 2001

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This proxy statement and the enclosed proxy are being mailed to stockholders on or about June 29, 2001.

  The enclosed form of proxy is solicited on behalf of the Board of Directors of BE Aerospace, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held in the Conference Center, 36th Floor, Ropes & Gray, One International Place, Boston, Massachusetts 02110 at 10:30 A.M. on Tuesday, August 14, 2001 or at any adjournment thereof (the "Meeting"). A proxy may be revoked by a stockholder at any time before it is voted (i) by returning to the Company another properly signed proxy bearing a later date; (ii) by otherwise delivering a written revocation to the Secretary of the Company; or
(iii) by attending the Meeting and voting the shares represented by the proxy in person. Shares represented by the enclosed form of proxy properly executed and returned, and not revoked, will be voted at the Meeting.

  The expense of soliciting proxies will be borne by the Company. Officers and regular employees of the Company (who will receive no compensation therefore in addition to their regular salaries) may solicit proxies. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers and regular employees to solicit proxies personally and by mail, telephone and telegram from brokerage houses and other shareholders. The Company also has retained Georgeson Shareholder Communications, Inc. to assist in such solicitation for a fee of $5,000 plus expenses. The Company also will reimburse brokers and other persons for their reasonable charges and expenses in forwarding soliciting materials to their principals.

  In the absence of contrary instructions, the persons named as proxies will vote in accordance with the intentions stated below. The holders of record of shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), at the close of business on June 15, 2001 are entitled to receive notice of and to vote at the Meeting. As of that date, the Company had 32,164,500 shares of Common Stock issued and outstanding. Each such share of Common Stock is entitled to one vote on each matter to come before the Meeting.

  Consistent with Delaware state law and the Company's by-laws, a majority of the votes entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Meeting will be counted by the person appointed by the Company to act as inspector of election for the Meeting. The two nominees for election as directors at the Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors. The affirmative vote of a majority of the votes in attendance at the Meeting (at which a quorum is present), present in person or represented by proxy, that are properly cast is necessary to approve the actions described in Proposal Nos. 2, 3, 4 and 6 of the accompanying Notice of Annual Meeting. The inspector of election will count the total number of votes cast "for" approval of Proposal Nos. 2, 3, 4 and 6 for purposes of determining whether sufficient affirmative votes have been cast.

  The inspector of election will count shares represented by proxies that withhold authority to vote either for the nominees for election as a director or for Proposal Nos. 2, 3, 4 and 6 or that reflect abstentions and "broker non-votes" (i.e., shares represented at the Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but abstentions and broker non-votes will not have any effect on the outcome of voting on the election of directors or Proposals 2, 3, 4 and 6.

  The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote is required to approve Proposal No. 5 of the accompanying Notice of Annual Meeting. Accordingly, abstentions and broker non-votes will have the effect of a vote "against" Proposal No. 5.

  The Annual Report to Stockholders for the Company's fiscal year ended February 24, 2001 accompanies this proxy statement.

                                Proposal No. 1

                             ELECTION OF DIRECTORS

  The persons named in the enclosed proxy intend to vote each share as to which a proxy has been properly executed and returned and not revoked in favor of the election as directors of the two nominees named below, each of whom is now a director of the Company, unless authority to vote for the election of any or all of such nominees is withheld by marking the proxy to that effect.

  Pursuant to the Company's Restated Certificate of Incorporation, the Board of Directors is divided into three classes, each as nearly equal in number as possible, so that each director (in certain circumstances after a transitional period) will serve for three years, with one class of directors being elected each year.

  The nominees are the two directors currently designated as Class I Directors, whose terms expire at the Meeting, and until their respective successors are elected and shall qualify to serve. The enclosed proxy cannot be voted for a greater number of persons than two.

  If Proposal No. 1 is approved, Messrs. Jim C. Cowart and Brian H. Rowe will be elected as Class I Directors for a term of three years, expiring at the 2004 Annual Meeting, and until their respective successors are elected and shall qualify to serve.

  The Company expects that Messrs. Cowart and Rowe will be able to serve, but if either is unable to serve, the proxies reserve discretion to vote, or refrain from voting, for a substitute nominee or nominees or to fix the number of directors at a lesser number.

Director Nominees

                   Name, Age (as of June 7, 2001),
                   Business Experience and Current                     Director
                            Directorships                               Since
                   -------------------------------                     --------
JIM C. COWART, 49--Mr. Cowart has been a director of the Company         1989
 since November 1989. Mr. Cowart is currently a principal of Cowart &
 Co. LLC and EOS Capital Inc., private capital firms retained from time to time by the Company for strategic planning, competitive analysis, financial relations and other services. From August 1999 to May 2001, he was Chairman of QualPro Corporation, an aerospace components manufacturing company, and from February 1998 to November
 2000, Mr. Cowart was Chairman and CEO of E-Com Architects, Inc., a
 computer software company. From January 1993 to November 1997, he was the Chairman and CEO of Aurora Electronics Inc. Previously, Mr.
 Cowart was a founding general partner of Capital Resource Partners, a private investment capital manager, and he held various positions in investment banking and venture capital with Lehman Brothers,
 Shearson Venture Capital and Kidder, Peabody & Co.

BRIAN H. ROWE, 70--Mr. Rowe has been a Director of the Company since     1995
 July 1995. He is currently Chairman Emeritus of GE Aircraft Engines, a principal business unit of the General Electric Company, where he also served as Chairman from September 1993 through January 1995 and as President from 1979 through 1993. Since February 2001, Mr. Rowe has acted as Chairman of Atlas Air, an air cargo carrier, where he has served as a director since March 1995. Mr. Rowe is also a
 Director of the following companies since the date listed: January
 1980--Fifth Third Bank, an Ohio banking corporation; December 1994--
 Stewart & Stevenson Services, Inc., a custom packager of engine systems; December 1995--Textron Inc., a manufacturer of aircraft, automobile components, an industrial segment, systems and components for commercial aerospace and defense industries, and financial services; December 1998--Convergys Corporation, an outsourcing, integration, billing and customer management services company;
 December 1998--Acterna Corporation, a test equipment and
 communication systems manufacturing company; and October 2000--
 Fairchild-Dornier, a regional aircraft manufacturer.

Current Directors

               Name, Age (as of June 7, 2001),
               Business Experience and Current                 Director  Term
                        Directorships                           Since   Expires
               -------------------------------                 -------- -------
RICHARD G. HAMERMESH, 53--Dr. Hamermesh has been a Director      1987    2003
 of the Company since July 1987. Dr. Hamermesh is currently a
 Senior Lecturer at the Harvard Business School. From 1987 to
 2001, he was a co-founder and a Managing Partner of The
 Center for Executive Development, an executive education and development consulting firm. Prior to this, from 1976 to
 1987, Dr. Hamermesh was a member of the faculty of the
 Harvard Business School. He is also an active investor and
 entrepreneur, having participated as a principal, director
 and investor in the founding and early stages of 15
 organizations. Dr. Hamermesh is also a Director of Applied
 Extrusion Technologies, Inc., a manufacturer of oriented
 polypropylene films used in consumer products labeling and
 packaging applications.

AMIN J. KHOURY, 62--Mr. Khoury has been Chairman of the Board    1987    2003
 of the Company since July 1987 when he founded the Company
 and was Chief Executive Officer until April 1, 1996. Mr.
 Khoury is currently the Chairman and Chief Executive Officer of Advanced Thermal Sciences Corporation., a wholly owned
 subsidiary of the Company, the Chairman of the Board of
 Directors of Applied Extrusion Technologies, Inc., a
 manufacturer of oriented polypropylene films used in
 consumer products labeling and packaging applications, a
 member of the Board of Directors of Brooks Automation, Inc., a leading supplier of integrated automation solutions for
 the global semiconductor, data storage and flat panel
 display manufacturing industries, and a member of the Board of Directors of Synthes-Stratec, the world's leading
 orthopedic trauma company. Mr. Khoury is the brother of
 Robert J. Khoury.

ROBERT J. KHOURY, 59--Mr. Khoury has been a Director since       1987    2002
 July 1987, when he co-founded the Company. He currently
 serves as President and Chief Executive Officer. From April
 1996 through August 2000, he served as Vice Chairman. Mr.
 Khoury sits on the Boards of Mar-Test, Inc., a leading test lab for low cycle fatigue testing, and Nitro Leisure
 Products. Mr. Khoury is the brother of Amin J. Khoury.

JONATHAN M. SCHOFIELD, 60--Mr. Schofield has been a director     2001    2002
 since April 2001. Mr. Schofield recently retired from Airbus
 Industrie of North America, Inc., a subsidiary of Airbus
 Industrie, a manufacturer of large civil aircraft. From
 December 1992 through February 2000, Mr. Schofield served as
 Chairman of the Board and CEO, and served as Chairman from
 February 2000 until his retirement in March 2001. From 1989 until he joined Airbus, Mr. Schofield was President of
 United Technologies International Corporation. Mr. Schofield
 is on the Board of Overseers for the University of
 Connecticut's School of Business Administration, and
 presently sits on the Boards of Aviall, Inc., SS&C
 Technologies, Inc., Altair Avionics and FlightTime
 Corporation.

Board of Directors and Committees

  The Board of Directors held six meetings during the fiscal year ended February 24, 2001 ("Fiscal 2001") and acted pursuant to unanimous written consent on one occasion. The Board of Directors currently has two standing committees, the Audit Committee and the Stock Option and Compensation Committee. Each director attended all of the Board of Directors meetings and meetings of committees of the Board of Directors on which they served during Fiscal 2001 except for Mr. Cowart who was absent from one Board meeting.

  The Audit Committee is currently composed of Messrs. Cowart, Hamermesh and Schofield. During Fiscal 2001, the committee was composed of Messrs. Cowart and Hamermesh and held two meetings and acted pursuant to unanimous written consent on three occasions. The Audit Committee recommends to the Board of Directors the independent auditors to be engaged by the Company, reviews with management and with the independent auditors the Company's internal accounting procedures and controls and reviews with the independent auditors the scope and results of their audit.

  The Stock Option and Compensation Committee is currently composed of Messrs. Schofield and Rowe. During Fiscal 2001, the Stock Option and Compensation Committee, which was composed of Messrs. Cowart and Rowe, held three meetings and acted pursuant to unanimous written consent on two occasions. The Stock Option and Compensation Committee provides recommendations to the Board of Directors regarding compensation matters and administers the Company's stock option and compensation plans.

Compensation of Directors

  Directors who are employees of the Company receive no additional compensation for serving on the Company's Board of Directors. Directors who are not employees of the Company (the "Eligible Directors") receive compensation of $12,500 per calendar quarter, half in cash and half in Company Common Stock pursuant to the Company's Non-Employee Directors Deferred Stock Plan. The portion of the compensation paid in the form of shares of Common Stock is held in an account until the termination of a director's service, when the shares are distributed to the director in the form elected. The Board of Directors has the authority to accelerate the distribution of the shares in extraordinary circumstances. In the event of a change of control (as defined), the share accounts will be distributed to the directors in a lump sum. Eligible Directors are also entitled to participate in the Company's 1991 Directors' Stock Option Plan, as amended from time to time (the "1991 Directors' Plan"). Under the 1991 Directors' Plan, each Eligible Director is awarded options to purchase 5,000 shares of Common Stock on December 15th of each year the 1991 Directors' Plan is in effect, provided he or she is an Eligible Director on that date. In addition, each Eligible Director is awarded options to purchase 35,000 shares of Common Stock as of the date of his or her first election as a director.

  The exercise price of all options granted under the 1991 Directors' Plan may not be less than 100% of the fair market value of the Common Stock on the date of the grant. Options expire 10 years after the date of grant and become exercisable with respect to 25% of the shares on each of the first through fourth anniversaries of the date of grant, subject to certain conditions that accelerate vesting. On December 15, 2000, each of the following directors was awarded an option to purchase 5,000 shares of Common Stock at a price of $16.00 per share: Jim C. Cowart, Richard G. Hamermesh, and Brian H. Rowe. On April 2, 2001, Jonathan M. Schofield was awarded an option to purchase 35,000 shares of Common Stock at a price of $18.375 per share.

  At the Meeting, stockholders are being asked to approve the adoption of the 2001 Non-Employee Directors' Stock Option Plan which is described in detail in Proposal No. 3 below. The 2001 Non-Employee Directors' Stock Option Plan will replace the 1991 Directors' Plan and, following approval by the stockholders, no additional option grants will be made under the 1991 Directors' Plan.

Compensation Committee Interlocks and Insider Participation

  No interlocking relationship, as defined in the Securities Exchange Act of 1934, exists between the Company's Board of Directors or Stock Option and Compensation Committee and the board of directors or compensation committee of any other entity.

Audit Committee

  The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company's consolidated financial statements, its system of internal controls and the independence and performance of its internal and independent auditors. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent auditors. The committee is currently composed of three directors, Messrs. Cowart, Hamermesh and Schofield, and operates under a written charter adopted and approved by the Board of Directors. During Fiscal 2001, the Audit Committee was composed of Messrs. Cowart and Hamermesh, both of whom were independent committee members as defined by the Nasdaq National Market listing standards during Fiscal 2001. During fiscal 2002, Mr. Cowart received 33,600 shares of Common Stock (with an aggregate fair market value of $750,000) in connection with consulting services provided to the Company relating to the Company's acquisition of Alson Industries, Inc., T.L. Windust Machine, Inc., DMGI, Inc. and Maynard Precision, Inc. As a result, Mr. Cowart is not currently an "Independent Director" as such term is defined in the Nasdaq rules. Nonetheless, the Board of Directors has determined that due to Mr. Cowart's experience, it is in the best interest of the Company and the Stockholders that Mr. Cowart be a member of the Audit Committee.

  A copy of the Audit Committee Charter is attached to this proxy as Appendix
I.

Report of the Audit Committee of the Board of Directors

  Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

  We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended February 24, 2001, with management and Deloitte & Touche LLP, our independent auditors.

  We also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

  The Company's independent auditors also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from the Company. When considering Deloitte & Touche LLP's independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to Deloitte & Touche LLP for audit and non-audit services.

  The aggregate fees, including expenses, billed by Deloitte & Touche LLP in connection with the audit of the Company's annual financial statements and for the review of the Company's financial information included in its Annual Report on Form 10-K and its quarterly reports on Form 10-Q during fiscal 2001 was approximately $770,000. The aggregate fees, including expenses, billed for all other services rendered to the Company by Deloitte & Touche LLP during Fiscal 2001 was approximately $1,292,000. These non-audit fees relate to tax planning (including international tax planning), tax compliance and acquisition and financing related services performed for the Company. Deloitte & Touche LLP provided no financial systems design and implementation services during fiscal 2001.

  Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we have recommended to the Board of Directors that the Company's audited consolidated financial statements for Fiscal year 2001 be included in the Company's Annual Report on Form 10-K. We have also recommended the selection of the Company's independent auditors, and, based on our recommendation, the Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ended February 23, 2002.

  With respect to the above matters, the Audit Committee submits this report.

Jim C. Cowart
Richard G. Hamermesh

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following table and notes thereto set forth certain information with respect to the beneficial ownership of the Company's Common Stock as of June 12, 2001 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company; (ii) each of the chief executive officer and the four other most highly paid executive officers of the Company in Fiscal 2001 (collectively, the "Named Executive Officers") and each director and director nominee of the Company; and (iii) all executive officers and directors of the Company as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned:

                                                         Common Stock
                                                      Beneficially Owned
                                                     -------------------------
                                                                   Percent of
                                                     Number of     Outstanding
                                                      Shares        Shares(1)
                                                     ---------     -----------
Hansjorg Wyss....................................... 1,883,609        5.50%
 1690 Russell Road
 Paoli, PA 19301
Amin J. Khoury+*....................................   589,076(2)     1.72%
Robert J. Khoury+*..................................   445,069(3)     1.30%
Thomas P. McCaffrey+................................   321,575(4)       **
Jim C. Cowart*......................................   168,700(5)       **
Scott A. Smith+.....................................   160,314(6)       **
Roman G. Ptakowski+.................................   142,653(7)       **
Brian H. Rowe*......................................   130,000(8)       **
Michael B. Baughan+.................................    78,442(9)       **
Richard G. Hamermesh*...............................    29,850(10)      **
All Directors and Executive Officers as a group (13
 Persons)........................................... 2,501,782        7.29%

--------
 +  Named Executive Officer
 *  Director of the Company
**  Less than 1 percent
(1) The number of shares of Common Stock deemed outstanding includes: (i) 32,164,500 shares of Common Stock outstanding as of June 12, 2001 and (ii) shares of Common Stock subject to outstanding stock options which are exercisable by the named individual or group in the next sixty days (commencing June 12, 2001).
(2) Includes 513,750 shares issuable upon the exercise of stock options exercisable in the next sixty days and shares owned pursuant to the Company's 401(k) and Supplemental Executive Retirement Plans (the "Company Benefit Plans"). Excludes options to purchase 151,250 shares of Common Stock that are not exercisable in the next sixty days.
(3) Includes 413,750 shares issuable upon the exercise of stock options exercisable in the next sixty days and shares owned pursuant to the Company Benefit Plans. Excludes options to purchase 151,250 shares of Common Stock that are not exercisable in the next sixty days.
(4) Includes 283,750 shares issuable upon the exercise of stock options exercisable in the next sixty days and shares owned pursuant to the Company Benefit Plans. Excludes options to purchase 86,250 shares of Common Stock that are not exercisable in the next sixty days.
(5) Includes 100,000 shares issuable upon the exercise of stock options exercisable in the next sixty days. Excludes options to purchase 25,000 shares of Common Stock that are not exercisable in the next sixty days.

(6) Includes 150,000 shares issuable upon the exercise of stock options exercisable in the next sixty days and shares owned pursuant to the Company Benefit Plans. Excludes options to purchase 70,000 shares of Common Stock that are not exercisable in the next sixty days.
(7) Includes 135,000 shares issuable upon the exercise of stock options exercisable in the next sixty days and shares owned pursuant to the Company Benefit Plans. Excludes options to purchase 75,000 shares of Common Stock that are not exercisable in the next sixty days.
(8) Includes 52,500 shares issuable upon the exercise of stock options exercisable in the next sixty days. Excludes options to purchase 12,500 shares of Common Stock that are not exercisable in the next sixty days.
(9) Includes 72,500 shares issuable upon the exercise of stock options exercisable in the next sixty days and shares owned pursuant to the Company Benefit Plans. Excludes options to purchase 63,750 shares of Common Stock that are not exercisable in the next sixty days.
(10) Includes 11,250 shares issuable upon the exercise of stock options exercisable in the next sixty days. Excludes options to purchase 12,500 shares of Common Stock that are not exercisable in the next sixty days.

                            EXECUTIVE COMPENSATION

Report of the Stock Option and Compensation Committee of the Board of Directors

  The Stock Option and Compensation Committee, which is responsible for making recommendations to the Board of Directors on compensation relating to officers of the Company and administering the Company's stock option plans, makes the following report on executive compensation for Fiscal 2001:

  The Company's executive compensation program is designed to reward and retain executives who are capable of leading the Company in achieving its strategic and financial objectives in the competitive and rapidly changing commercial aircraft cabin interior products industry.

  The Company relies on four compensation components to retain and motivate executive performance: annual salary, incentive cash bonuses, retirement benefits and stock-based incentive compensation. Each of the Named Executive Officers has an employment agreement that establishes an annual base salary at a level the Company believes is competitive for companies in the aerospace and airline industries and in the mid-range for growth companies traded on the Nasdaq National Market. In addition to base salary, each Named Executive Officer may receive an incentive cash bonus at the end of each fiscal year based upon corporate performance and that officer's individual performance. Corporate performance is measured by the Company's strategic and financial performance in that fiscal year, with particular reference to net revenues, operating earnings and working capital management for the year, together with gains in market share for the Company's products. Because the Stock Option and Compensation Committee believes that short-term fluctuations in stock price do not necessarily reflect the underlying strength or future prospects of the Company, the Stock Option and Compensation Committee does not emphasize year-to-year changes in stock price in its evaluation of corporate performance. Individual performance is measured by the strategic and financial performance of the particular officer's operational responsibility in comparison to targeted performance criteria. Certain Named Executive Officers also have a retirement benefit provision in their employment agreement.

  While skeptical about the significance of short-term fluctuations in stock price, the Stock Option and Compensation Committee believes that long-term stock price appreciation will reflect the Company's achievement of its strategic goals and objectives. Accordingly, the Company seeks to create long-term performance incentives for its key employees through the Company's stock-based incentive compensation program. Stock options are granted to key employees with an exercise price equal to the fair market value on the date of grant, and awards are based on the performance of such employees and anticipated contributions by such employees in helping the Company achieve its strategic goals and objectives. Stock option grants are also made by reference to the number of stock options an employee already holds.

  The base salary for Mr. Robert J. Khoury, President and Chief Executive Officer of the Company during Fiscal 2001 was $643,750. See "Employment Contracts--Robert J. Khoury" below. Mr. Khoury was granted a bonus of $485,000 in Fiscal 2001. In determining the incentive compensation awards for Mr. Khoury, the Stock Option and Compensation Committee considered the Company performance criteria described above, as measured by specific targets and performance objectives, and concluded that the Company had made progress during Fiscal 2001 toward achieving such targets and performance objectives. The Stock Option and Compensation Committee also considered the Company's progress toward its strategic objective of becoming the industry leader in manufacturing and servicing commercial and executive aircraft cabin interior equipment, and Mr. Khoury's leadership role in achieving such progress.

  The Company is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to our executive officers in excess of $1 million. In the past, the Stock Option and Compensation Committee has determined that Section 162(m) does not present any material issues to the Company; however, the committee is considering strategies for the future to help ensure that all compensation paid to executive officers is deductible without sacrificing the flexibility that is necessary to achieve the Company's compensation objectives.

  With respect to the above matters, the Stock Option and Compensation Committee submits this report.

Jim C. Cowart
Brian H. Rowe

Compensation of Executive Officers

  The following table sets forth information with respect to the compensation of the Named Executive Officers for the fiscal years ended February 2001, 2000 and 1999.

                          SUMMARY COMPENSATION TABLE

                                                   Long-Term
                            Annual Compensation   Compensation
                          ----------------------- ------------
                                                   Securities
   Name and Principal                              Underlying     All Other
        Position          Year Salary($) Bonus($)  Options(#)  Compensation($)
   ------------------     ---- --------- -------- ------------ ---------------
Amin J. Khoury........... 2001  744,034  485,000     65,000        29,146(1)
 Chairman                 2000  667,316        0    240,000        48,539
                          1999  621,540  550,000     70,000        46,169

Robert J. Khoury......... 2001  637,992  485,000     65,000        25,520(1)
 President and            2000  617,318        0    240,000        46,539
 Chief Executive Officer  1999  585,772  550,000     70,000        45,123

Thomas P. McCaffrey...... 2001  309,304  220,000     45,000        12,372(1)
 Corporate Senior Vice
  President of            2000  299,924        0    120,000        20,735
 Administration and Chief
  Financial Officer       1999  278,867  220,000     40,000        20,049

Scott A. Smith........... 2001  297,696  170,000     35,000        15,388(1)
 Group Vice President and 2000  288,273   87,000     60,000         5,000
 General Manager Flight
  Structures              1999  241,156  390,000    125,000         5,000

Roman G. Ptakowski....... 2001  219,300  170,000     35,000        13,838(1)
 Group Vice President and 2000  192,435  136,000    105,000        14,217
 General Manager Interior
  Systems                 1999  178,846  145,000     15,000        11,625

Michael B. Baughan....... 2001  223,657  170,000     35,000        10,466(1)
 Group Vice President and 2000  188,153   38,000     98,000         6,019
 General Manager Seating
  Products                1999  141,539   30,000     12,000         5,000

--------
(1) Represents contributions to the Company's 401(k) Plan and Supplemental Executive Retirement Plan (the "Employee Benefit Plans").

Stock Options

  The following table sets forth information concerning stock options granted to the Named Executive Officers in Fiscal 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                  Potential
                                                                                Realized Value
                                                                               at Assumed Rates
                                                                                      of
                           Number of     % of Total                              Stock Price
                          Securities      Options                              Appreciation for
                          Underlying     Granted to                             Option Term(3)
                            Options     Employees in    Exercise   Expiration ------------------
          Name           Granted(1)(#) Fiscal Year(2) Price ($/Sh)    Date      5%       10%
          ----           ------------- -------------- ------------ ---------- ------- ----------
Amin J. Khoury..........    65,000         5.35%        $12.000     8/16/10   490,620 $1,243,320
Robert J. Khoury........    65,000         5.35%        $12.000     8/16/10   490,620 $1,243,320
Thomas P. McCaffrey.....    45,000         3.70%        $12.000     8/16/10   339,660 $  860,760
Scott A. Smith..........    35,000         2.88%        $12.000     8/16/10   264,180 $  669,480
Roman G. Ptakowski......    35,000         2.88%        $12.000     8/16/10   264,180 $  669,480
Michael B. Baughan......    35,000         2.88%        $12.000     8/16/10   264,180 $  669,480

--------
(1) All of the above stock option awards are vested over a three-year period (25% on the date of grant and 25% on the three succeeding grant annual anniversary dates). The exercise prices were based on the fair market value (as determined in accordance with the Company's Amended and Restated 1989 Stock Option Plan) of the shares of Common Stock at the time the options were granted. The exercise price may be paid in cash or by any other lawful means authorized by the Board of Directors. Options terminate ten years after the date of grant or three months following termination of the optionee's employment, whichever occurs earlier.
(2) During Fiscal 2001, the Company granted to its employees options covering 1,216,000 shares of Common Stock.
(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company. If the Company's stock price were in fact to appreciate at the assumed 5% or 10% annual rate for the ten-year term of these options, a $1,000 investment in the Common Stock of the Company would be worth $1,629 and $2,594 respectively, at the end of the term.

Option Exercises and Fiscal Year-End Holdings

  The following table provides information concerning stock option exercises in Fiscal 2001 and the number and value of unexercised stock options held by each Named Executive Officer as of February 24, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                   Number of           Value of Unexercised
                                              Unexercised Options      In The Money Options
                                             At February 24, 2001     At February 24, 2001(1)
                          Shares   Value   ------------------------- -------------------------
                         Acquired Realized Exercisable Unexercisable Exercisable Unexercisable
                         -------- -------- ----------- ------------- ----------- -------------
Amin J. Khoury..........   --       $--      478,750      186,250    $1,083,069   $1,275,306
Robert J. Khoury........   --       $--      378,750      186,250    $1,083,069   $1,275,306
Thomas P. McCaffrey.....   --       $--      266,250      103,750    $  919,788   $  720,988
Scott A. Smith..........   --       $--      132,500       87,500    $  538,953   $  604,659
Roman G. Ptakowski......   --       $--      127,500       82,500    $  643,978   $  746,897
Michael B. Baughan......   --       $--       86,750       78,250    $  443,915   $  572,923

--------
(1) The amounts in this column reflect the difference between the closing price of a share of the Company's Common Stock on the Nasdaq National Market on February 23, 2001, the last trading day of Fiscal 2001, of $20.875, and the options exercise price. The actual value of unexercised options fluctuate depending on the price of the Company's Common Stock.

Defined Benefit Arrangements

  Pursuant to the employment agreements between the Company and each of Mr. Amin J. Khoury and Mr. Robert J. Khoury, upon the earlier of the Expiration Date (as defined) or the executive's termination of his employment, the executive, or his designee, as the case may be, will be entitled to receive annual retirement compensation payments (the "Retirement Compensation") equal to the executive's highest annual salary paid to him during his employment with the Company for a number of years equal to the number of years of service provided by the executive to the Company. The Retirement Compensation will become due as a result of the executive's resignation, prior to a change of control, or as a result of any other termination of the executive's employment agreement. See discussion below for Retirement Compensation payable in lieu of the foregoing upon termination of employment after a change in control.

  Pursuant to the employment agreement between the Company and Mr. McCaffrey, if Mr. McCaffrey's employment is terminated for any reason other than for cause (as defined) after April 30, 2003, then the Company will provide a retirement benefit to Mr. McCaffrey, or his designee, for 10 years after such termination in an annual sum equal to one-half his average annual salary for the three completed fiscal years immediately preceding such termination.

Employment Contracts

  Amin J. Khoury. Mr. Amin Khoury and the Company entered into an employment agreement on May 29, 1998, which was amended on November 12, 1998 and September 30, 1999, and which extends through three years from any date as of which the term is being determined (the "Expiration Date") unless earlier terminated. Under the employment agreement, Mr. Khoury receives a base salary of $765,000 per year, subject to increases as determined from time to time by the Board of Directors and subject to cost of living increases. Mr. Khoury is also entitled to receive incentive bonuses from the Company at the discretion of the Board of Directors. The agreement also provides that Mr. Khoury and his spouse are also entitled to receive medical, dental, health and executive medical reimbursement benefits under the Company's plans for the remainder of their lives.

  In the event of Mr. Khoury's death, his designee will receive (i) an amount equal to the salary that would have been due to Mr. Khoury from the date of his death until the Expiration Date, plus (ii) the Retirement Compensation (described above); provided, however, that in no event will the aggregate amount payable upon Mr. Khoury's death be less than twenty times the maximum annual salary paid to Mr. Khoury during his employment by the Company. The Company has purchased life insurance policies that would fully pay the death benefit due upon Mr. Khoury's death. In the event of Mr. Khoury's incapacity, Mr. Khoury will receive, through the Expiration Date, (i) two times his highest annual salary, (ii) the Retirement Compensation, and (iii) continued health and welfare benefits.

  Upon a termination resulting from a change of control (as defined), Mr. Khoury will receive a lump sum payment equal to the sum of (a) one and one-half times the base salary and bonus (calculated at 100% of his base salary) (the "Salary") that he would have received during the then-remaining term of his agreement and (b) two times his base salary. Through the Expiration Date, Mr. Khoury would also continue to receive the Salary and continued health, welfare and perquisite benefits. Mr. Khoury would also be entitled to receive a lump sum payment of the Retirement Compensation he would have been entitled to receive had he continued his employment until May 28, 2003. Upon the execution of an agreement that would, if consummated, constitute a change in control all stock options held by Mr. Khoury will immediately vest and become exercisable. In the event that any payments made to Mr. Khoury that are contingent upon a change in control are subject to excise tax as an "excess parachute payment" under the Internal Revenue Code, Mr. Khoury would also be receive an excise tax "gross-up" payment.

  Mr. Khoury is also entitled to a lump sum severance amount equal to his annual salary in the event his employment is terminated for any reason other than his death or incapacity.

  Mr. Khoury also entered into an employment agreement with Advanced Thermal Sciences Corporation, a wholly owned subsidiary of the Company ("ATS"), on July 12, 2000 pursuant to which he serves as Chairman of the board of directors and Chief Executive Officer of ATS. The term of his agreement with ATS initially expires on July 12, 2005, but it is automatically renewed for consecutive one-year periods until either Mr. Khoury or ATS give the other party at least 30 days' written notice prior to the end of the then-applicable expiration date. Under his employment agreement with ATS, Mr. Khoury receives a base salary of $100,000 per year, subject to adjustment from time to time by ATS's board of directors. Mr. Khoury is also entitled to receive an annual performance incentive bonus at the discretion of ATS's board of directors. During Mr. Khoury's employment with ATS, he will also be entitled to participate in any applicable stock option plans of ATS. Upon termination of his service with ATS for any reason, Mr. Khoury will be entitled to salary and benefit continuation for twelve months.

  Upon termination (or constructive termination) of Mr. Khoury's employment with ATS resulting from a change of control (as defined) of ATS, he will be entitled to receive a lump sum amount equal to his salary (as in effect as of the termination date) and continuation of his salary, bonus, benefits and prerequisites through the expiration date of his then-current term.

  Robert J. Khoury. Mr. Robert Khoury and the Company entered into an employment agreement on May 29, 1998, which was amended on November 12, 1998 and September 30, 1999, and which extends through the Expiration Date, unless otherwise terminated. Under the employment agreement, Mr. Khoury receives a base salary of $710,000 per year, subject to increases as determined from time to time by the Board of Directors and subject to cost of living increases. Mr. Khoury is also entitled to receive an annual incentive bonus at the discretion of the Board of Directors. In all other respects, Mr. Khoury's employment agreement contains substantially similar provisions to those in Mr. Amin J. Khoury's employment agreement as described above; however, Mr. Khoury is not an employee of ATS.

  Thomas P. McCaffrey. Mr. McCaffrey and the Company entered into an employment agreement on May 29, 1998, which was amended November 12, 1998 and September 30, 1999, and which extends through three years from any date as of which the term is being determined unless sooner terminated (the "Expiration Date"). Under the employment agreement, Mr. McCaffrey receives a base salary of $345,000 per year subject to increases as determined from time to time by the Board of Directors and subject to cost of living increases. Mr. McCaffrey is also entitled to receive an annual incentive bonus at the discretion of the Board of Directors that will not exceed 100% of this then current salary. In the event of Mr. McCaffrey's death, his designee will receive an amount equal to the salary that would have been due to Mr. McCaffrey through the Expiration Date. In the event of Mr. McCaffrey's incapacity, he will be entitled to receive his salary and welfare benefits through the Expiration Date. If Mr. McCaffrey is terminated for cause (as defined) he will only be entitled to receive his unpaid salary and benefits accrued through the date of termination.

  Upon a termination resulting from a change in control (as defined), Mr. McCaffrey will receive (i) a lump sum amount equal to (a) two times his then-current salary and (b) two times the base salary that he would have received through the Expiration Date, (ii) continued welfare benefits through the Expiration Date and (iii) an amount equal to one-half of his highest base-salary multiplied by his years of employment after May 1, 1993. In addition, upon the execution of an agreement that would constitute a change in control (regardless of whether such agreement is consummated) all stock options held by Mr. McCaffrey will immediately vest and become exercisable. In the event that any payments made to Mr. McCaffrey that are contingent upon a change in control constitute an "excess parachute payment" under the Internal Revenue Code, Mr. McCaffrey will be entitled to receive an excise tax "gross-up" payment from the Company.

  Mr. McCaffrey is also entitled to a lump sum severance amount equal to his annual salary in the event his employment is terminated for any reason other than his death or incapacity.

  Scott A. Smith. Mr. Smith and the Company entered into an employment agreement on March 6, 1998 that is automatically renewed for consecutive one-year periods until either Mr. Smith or the Company gives the other party at least 30 days written notice prior to the end of the next calendar year. Under the employment agreement, Mr. Smith receives a base salary of $298,700 per year, subject to adjustment from time to time by the Board of Directors. Mr. Smith is also entitled to receive an annual incentive bonus at the discretion of the Board of Directors, which may not exceed 100% of his then current salary. In the event of Mr. Smith's death, his designee will receive an amount equal to the salary that would have been due through the expiration of the then-applicable term. In the event of Mr. Smith's incapacity, Mr. Smith will continue to receive his then current salary and benefits through the expiration or until Mr. Smith obtains alternate employment. In the event there is a change in control (as defined) prior to the expiration date as a result of which Mr. Smith's employment is terminated or he resigns because of a change in his position, powers, duties, salary or benefits, Mr. Smith will receive (i) a lump sum amount equal to his then-current salary and (ii) salary and benefit continuation through the expiration date.

  Roman G. Ptakowski. Mr. Ptakowski and the Company entered into an employment agreement on December 8, 1997. The agreement had an initial one-year term that ended on December 7, 1998 and is automatically extended for additional one-year terms unless either Mr. Ptakowski or the Company gives the other party at least 30 days written notice prior to the then-applicable expiration date. Under the terms of his employment agreement, Mr. Ptakowski receives an annual salary of $230,022 per year subject to adjustment from time to time by the Board of Directors. In all other respects, Mr. Ptakowski's agreement is substantially similar to Mr. Smith's employment agreement.

  Michael B. Baughan. Mr. Baughan and the Company entered into an employment agreement on May 28, 1999. The agreement had an initial one-year term that ended on May 31, 2000 and is automatically extended for additional one-year terms unless either Mr. Baughan or the Company gives the other party at least 30 days written notice prior to the then-applicable expiration date. Under the terms of his employment agreement, Mr. Baughan receives an annual salary of $225,000 per year subject to adjustment from time to time by the Board of Directors. In all other respects, Mr. Baughan's agreement is substantially similar to Mr. Smith's employment agreement.

Certain Relationships and Related Transactions

  In 1990, the Company adopted a formal policy whereby all transactions between the Company and its officers, directors, principal stockholders or other affiliates must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arm's-length basis, and such transactions will be approved by a majority of the Company's independent and disinterested directors.

   During fiscal 2002, Jim C. Cowart, a director of the Company, received compensation for his involvement in the Company's acquisition program and for various consulting services he performed for the Company. The Company issued an aggregate of 51,345 shares of Common Stock to JCDL, Inc. as nominee for Mr. Cowart and David Lahar in connection with the Company's acquisitions of Alson Industries, Inc., T.L. Windust Machine, Inc., DMGI, Inc. and Maynard Precision, Inc. Of the shares of Common Stock held by JCDL, Inc., 33,600 (with an aggregate fair market value of $750,000) were beneficially owned by Mr. Cowart.

Performance Graphs

  The following graphs compare the yearly percentage change in the Company's cumulative total shareholder return on its Common Stock with the cumulative total return on the Nasdaq National Market Index, the Dow Jones Airlines Index and the Dow Jones Aerospace and Defense Index from April 24, 1990, the date of the Company's initial public offering and from February 23, 1996 through February 23, 2001, the last trading day of Fiscal 2001, based upon an assumed $100 investment in the Company's Common Stock and in the stocks comprising each such index as of each respective starting date.


               COMPARISON OF 130 MONTH CUMULATIVE TOTAL RETURN*
          AMONG BE AEROSPACE, INC., THE NASDAQ STOCK MARKET-US INDEX
                         THE DOW JONES AIRLINES INDEX
                  AND THE DOW JONES AEROSPACE & DEFENSE INDEX

                                    [GRAPH]

                               DJ Airlines     DJ Aerospace &    Nasdaq National
           BE Aerospace, Inc.     Index        Defense Index       Market--US

   4/90           100              100              100                100
   7/91           200               95              112                124
   2/92           200              107              122                158
   2/93           143               94              128                168
   2/94           164              108              164                199
   2/95            79               87              176                202
   2/96           186              145              289                281
   2/97           371              132              338                335
   2/98           421              220              406                458
   2/99           211              203              302                596
   2/00           129              163              235              1,212
   2/01           298              222              393              1,762

*$100 INVESTED ON 2/24/90 IN STOCK OR INDEX--INCLUDING REINVESTMENT OF
DIVIDENDS.

                COMPARISON OF 60 MONTH CUMULATIVE TOTAL RETURN*
          AMONG BE AEROSPACE, INC., THE NASDAQ STOCK MARKET-US INDEX
                         THE DOW JONES AIRLINES INDEX
                  AND THE DOW JONES AEROSPACE & DEFENSE INDEX

                                    [GRAPH]

                                DJ Airlines    DJ Aerospace &   Nasdaq National
         BE Aerospace, Inc.        Index       Defense Index      Market--US

2/96          100                   100            100                100
2/97          200                    91            117                119
2/98          226                   152            140                163
2/99          113                   140            104                212
2/00           69                   113             81                432
2/01          161                   153            136                628

*100 INVESTED ON 2/23/96 IN STOCK OR IN INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS.

--------
(1) The stock prices on the Performance Graphs are not necessarily indicative of future stock price performance.

  None of the Report of the Compensation and Stock Option Committee of the Board of Directors, the Report of the Audit Committee of the Board of Directors or the Performance Graphs shall be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as from time to time in effect, or under the Securities Exchange Act of 1934, as from time to time in effect, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.

            Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and, with respect to its officers and directors, written representations that no other reports were required, during Fiscal 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

  In making the above statements, the Company has relied on the written representations of its directors and officers and copies of the reports that have been filed with the SEC.

                                Proposal No. 2

            APPROVAL OF THE ADOPTION OF THE 2001 STOCK OPTION PLAN

  On June 1, 2001, the Board of Directors unanimously approved, subject to stockholder approval, the adoption of the 2001 Stock Option Plan (the "2001 Plan"). The adoption is being submitted for approval by the affirmative vote of a majority of the shares present, in person or by proxy, and properly cast at the Meeting. The following is a summary of the principal provisions of the 2001 Plan, but is not intended to be a complete description of all its terms and provisions. This description is qualified by reference to the plan document, a copy of which may be obtained upon written request to the Company,
Attention: General Counsel, BE Aerospace, Inc., 1400 Corporate Center Way, Wellington, Florida 33414.

  Terms. The 2001 Plan provides for the grant of incentive stock options and non-statutory stock options to employees, consultants or advisers of the Company, as determined by the committee of the Board of Directors charged with administering the plan. Directors who are also employees, consultants or advisers are also eligible to participate in the 2001 Plan. An aggregate of
(i) 650,000 shares of Common Stock plus (ii) any shares of Common Stock that are available or become available for issuance under the Company's 1989 Stock Option Plan (the "1989 Plan") are available for issuance pursuant to the 2001 Plan. In accordance with the requirements under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, no eligible individual may receive stock options with respect to an aggregate of more than 350,000 shares of Common Stock in any one-year period. In accordance with the requirement under Section 422 of the Internal Revenue Code pertaining to incentive stock options, the fair market value of the number of shares of Common Stock that may be issued pursuant to incentive stock options that are exercisable for the first time by a participant under any of the plans of the Company may not exceed, in the aggregate, $100,000 during any calendar year. If the 2001 Plan is approved by the stockholders, it will replace the 1989 Plan and thereafter no additional option grants will be made under the 1989 Plan.

  The exercise price of all options granted under the 2001 Plan may not be less than 100% (110% in the case of incentive stock options granted to individuals who own more than 10% of the Common Stock) of the fair market value of the Common Stock on the date of grant. Options generally vest as to 25% of the underlying shares on the date of grant and on each of the first, second and third anniversaries of the date of grant. Options expire 10 years after the date of grant (5 years in the case of incentive stock options granted to individuals who own more than 10% of the Common Stock).

  Upon an optionee's termination of employment for any reason other than death or disability or for cause, vested options will generally remain exercisable for three months and unvested options will be forfeited. However, if the optionee has been an employee of the Company for at least ten years at the time of termination, vested options will generally remain exercisable until the expiration of the term. Upon an optionee's termination for cause, all options (whether or not vested) will be forfeited. In addition, upon a change in control (as defined), the Board may provide for the automatic vesting and immediate exercisability of all outstanding options or for the assumption of, or substitution for, the outstanding options by the surviving corporation resulting from the change in control.

  Administration. The 2001 Plan is administered by the Stock Option and Compensation Committee, which has the authority to construe and interpret the Plan and to decide any questions and settle any controversies and disputes that may arise under the 2001 Plan.

  Section 162(m) of the Code and Section 16 of the Exchange Act. The stock options granted under the 2001 Plan are intended to constitute "qualified performance based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The 2001 Plan is also intended to comply with the terms and provisions of Rule 16b-3 under the Securities and Exchange Act.

  Adjustments or Changes in Capitalization. In the event of any change in the outstanding shares of the Company's Common Stock by reason of a stock split, stock dividend, recapitalization, merger, consolidation, reorganization or other similar capital change, the aggregate number of shares available under the 2001 Plan and the number of shares subject to outstanding options will be adjusted as the committee deems necessary or appropriate.

  Transferability. Options granted under the 2001 Plan are not assignable or transferable except by will or by the laws of descent and distribution; provided, however, that the Stock Option and Compensation Committee may, subject to the terms it specifies in its sole discretion, permit the transfer of an option to the optionee's family members, to one or more trusts established in whole or in part for the benefit of such family members, to one or more entities that are owned in whole or in part by such family members or to any other individual or entity permitted by law.

  Amendment and Termination. The Stock Option and Compensation Commitee may amend the 2001 Plan in any manner that does not require stockholder approval or adversely affects the rights of an optionee. The Company is required to obtain stockholder approval of any amendment to the 2001 Plan as required by law or pursuant to the rules of the Nasdaq National Market. The 2001 Plan will terminate on June 1, 2011 unless it is terminated by the Board of Directors prior to that date.

  Certain Federal Tax Consequences. The following general summary of certain federal income tax consequences, based on the law as currently in effect, does not purport to cover federal employment tax or other federal tax aspects of the 2001 Plan. Moreover, the following summary does not discuss possible foreign, state, estate or other tax consequences.

  Incentive Stock Options. Neither the grant nor, in general, the exercise of an incentive stock option produces taxable ordinary income to the employee or a deduction to the Company. However, upon exercise of an incentive stock option the optionee's "alternative minimum taxable income" will be increased, generally by the excess of the fair market value of the shares at time of exercise over the option price, and the employee may be required to pay the alternative minimum tax ("AMT"). Any AMT attributable to the exercise of an incentive stock option may be applied as a credit against the optionee's regular tax liability in subsequent years, subject to certain limitations.

  If the optionee does not dispose of stock received upon the exercise of an incentive stock option within two years from the date the option was granted or within one year after the date of exercise, any later sale of the shares will result in a long-term capital gain or loss. However, if shares received upon exercise of an incentive stock option are disposed of before these holding-period requirements have been satisfied (a "Disqualifying Disposition"), the optionee will realize ordinary income, equal in general to the difference between the option price and the value of the shares on the date of exercise. In addition, the optionee may have additional gain on a Disqualifying Disposition that is a sale if shares are sold for more than the value of the shares on the date of exercise. Moreover, in certain cases, an optionee may be treated as making a Disqualified Disposition of shares acquired pursuant to the exercise of an incentive stock option even though the participant has not sold the shares (for example, if the optionee makes a gift of the shares other than to a spouse). In the case of a Disqualifying Disposition that is a sale with respect to which loss (if sustained) would be recognized, the amount of ordinary income will not exceed the excess of the amount realized in such sale over the adjusted basis for the stock. A Disqualifying Disposition of shares acquired upon exercise of an incentive stock option that occurs in the same taxable year of the optionee as the date his or her AMT income was increased by reason of such exercise will eliminate the AMT effect, if any, of such exercise.

  In the event an optionee pays the option price of an incentive stock option by surrendering shares of previously owned stock, the surrender will not, in general, result in the recognition of gain. However, the exercise of an incentive stock option by the surrender of shares which were themselves acquired by the optionee upon exercise of an incentive stock option will be a Disqualifying Disposition of the surrendered shares if it takes place within two years after the grant or one year after the exercise of the incentive stock option pursuant to which the surrendered shares were acquired.

  Incentive stock options granted pursuant to the 2001 Plan are treated for tax purposes as nonstatutory options (see below) to the extent that the aggregate fair market value of Common Stock with respect to which options are exercisable for the first time by an individual during any calendar year exceeds $100,000. For purposes of the preceding sentence, incentive stock options under all option plans of the Company and its subsidiaries are aggregated, and fair market value is determined as of the time of grant of the option. The rules described above for incentive stock options assume that the optionee exercises the option while an employee of the Company or within the period an optionee is generally permitted to exercise following termination of employment.

  Non-Statutory Stock Options. The grant of a non-statutory stock option does not produce taxable income to the employee or a deduction to the Company. When an optionee exercises a non-statutory stock option, he or she realizes, for federal income tax purposes, ordinary income, subject to withholding, in the amount of the difference between the option price and the then-market value of the shares. The tax is due regardless of whether or not the optionee sells the stock acquired upon exercise of the option. Any subsequent sale of stock purchased under a non-statutory stock option generally will result in capital gain or loss, provided the shares are held as a capital asset by the optionee.

  If an optionee exercises a non-statutory stock option in whole or in part by surrendering previously acquired stock (whether acquired upon exercise of an incentive or non-statutory stock option or otherwise), no gain or loss is recognized on the exchange of the previously acquired shares for an equivalent number of new shares.

  Tax Consequences to the Company. The Company will generally be entitled to claim a deduction equal to the amount of ordinary income, if any, recognized by an optionee in connection with the exercise of a non-statutory option or the Disqualifying Disposition of shares acquired pursuant to an incentive stock option. No deduction is allowed to the Company in connection with an incentive stock option, except in the case of a disqualifying disposition of shares acquired under an incentive stock option. The Internal Revenue Code generally requires that the amounts be included in the optionee's gross income in order to claim the deduction.

  The Company's ability to claim a deduction with respect to awards may also be limited in certain cases, including special rules applicable to compensation payable in connection with a change in control and compensation to key officers in excess of $1 million.

  New Plan Benefits. As of the date of this Proxy Statement, no employees, consultants, advisers or directors of the Company have been granted any options under the 2001 Plan. It is not presently possible to determine the benefits or amounts that will be received by any employees, consultants, or advisers in the future.

  The Board of Directors has unanimously approved the adoption of the 2001 Plan described above and recommends that stockholders vote FOR this Proposal.

  The affirmative vote of a majority of the votes present, in person or by proxy, and properly cast at the Meeting is required to approve the adoption of the 2001 Plan.

                                Proposal No. 3

                          APPROVAL OF THE ADOPTION OF
              THE 2001 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

  On June 1, 2001, the Board of Directors unanimously approved, subject to stockholder approval, the adoption of the 2001 Non-Employee Directors' Stock Option Plan (the "2001 Directors' Plan"). The adoption is being submitted for approval by the affirmative vote of a majority of the shares present, in person or by proxy, and properly cast at the Meeting. The following is a summary of the principal provisions of the 2001 Directors' Plan, but is not intended to be a complete description of all its terms and provisions. This description is qualified by reference to the plan document, which may be obtained upon written request to the Company, Attention: General Counsel, BE Aerospace, Inc., 1400 Corporate Center Way, Wellington, Florida 33414.

  General Terms. Under the 2001 Directors' Plan, each non-employee director is awarded options to purchase 5,000 shares of Common Stock each December 15th commencing on December 15, 2001. In addition, each non-employee director is awarded options to purchase 35,000 shares of Common Stock as of the date of his or her first election as a director. An aggregate of (i) 100,000 shares of Common Stock plus (ii) any shares of Common Stock that are available or become available for issuance under the Company's 1991 Directors' Stock Option Plan are available for issuance pursuant to the 2001 Directors' Plan. If the 2001 Directors' Plan is approved by the stockholders, it will replace the 1991 Directors' Stock Option Plan and thereafter no additional option grants will be made under the 1991 plan.

  The exercise price of all options granted under the 2001 Directors' Plan may not be less than 100% of the fair market value of Common Stock on the date of grant. Options expire 10 years after the date of grant and become exercisable with respect to 25% of the shares on each of the first through fourth anniversaries of the date of grant. Upon a director's termination of service for any reason other than death, disability or for cause, all options held by the director that have not vested will expire and the vested options will remain exercisable for three months. Upon a termination for cause (as defined), all options held by the director, whether or not vested, will be forfeited. Upon a change in control (as defined), all options held by directors will vest and become exercisable.

  Administration. The 2001 Directors' Plan is administered by the Stock Option and Compensation Committee.

  Adjustments or Changes in Capitalization. In the event of any change in the outstanding shares of the Company's Common Stock by reason of a stock split, stock dividend, recapitalization, merger, consolidation, reorganization or other capital change, the aggregate number of shares available under the 2001 Directors' Plan and the number of shares subject to outstanding options shall be adjusted as the committee deems necessary or appropriate.

  Transferability. Options granted under the 2001 Directors' Plan are not assignable or transferable except by will or by the laws of descent and distribution; provided, however, that the committee may, subject to the terms as it specifies in its sole discretion, permit the transfer of an option to the optionee's family members, to one or more trusts established in whole or in part for the benefit of such family members, to one or more entities which are owned in whole or in part by such family members or to any other individual or entity permitted by law.

  Amendment and Termination. The Board of Directors may amend the 2001 Directors' Plan in any manner that does not require stockholder approval or adversely affects the rights of an optionee. The Company will obtain stockholder approval of any amendment to the 2001 Plan in such a manner and to such a degree as required by law or pursuant to the rules of the Nasdaq National Market or any other stock exchange on which the Common Stock is listed. The 2001 Directors' Plan will terminate on June 1, 2011 unless it is terminated by the Board of Directors prior to that date.

  Certain Federal Tax Consequences. The following general summary of certain federal income tax consequences, based on the law as currently in effect, does not purport to cover federal employment tax or other federal tax aspects of the 2001 Directors' Plan. Moreover, the following summary does not discuss possible foreign, state, estate or other tax consequences.

  The grant of a non-statutory stock option does not produce taxable income to the director or a deduction to the Company. When a director exercises a stock option, he or she realizes ordinary income for federal income tax purposes in the amount of the difference between the option price and the then-market value of the shares. The tax is due regardless of whether or not the optionee sells the stock acquired upon exercise of the option. Any subsequent sale of stock purchased under a stock option generally will result in capital gain or loss, provided the shares are held as a capital asset by the director.

  If a director exercises a non-statutory stock option in whole or in part by surrendering previously acquired stock (whether acquired upon exercise of an incentive or non-statutory stock option or otherwise), no gain or loss is recognized on the exchange of the previously acquired shares for an equivalent number of new shares.

  The Company will generally be entitled to claim a deduction equal to the amount of ordinary income, if any, recognized by a participant in connection with the exercise of an option. The Internal Revenue Code generally requires that the amounts be included in the director's gross income in order to claim the deduction.

  Section 16 of the Exchange Act. The 2001 Directors' Plan is intended to comply with the terms and provisions of Rule 16b-3 under the Exchange Act.

  New Plan Benefits. As of the date of this Proxy Statement, no director has been granted any options under the 2001 Directors' Plan. It is not presently possible to determine the benefits or amounts that will be received by any Director in the future.

  The Board of Directors has unanimously approved the adoption of the 2001 Director's Plan described above and recommends that stockholders vote FOR this Proposal.

  The affirmative vote of a majority of the shares present, in person or by proxy, and properly cast at the Meeting (at which quorum is present) is required to approve the amendment of the 2001 Directors' Plan.

                                Proposal No. 4

                           APPROVAL OF AMENDMENT TO
                     THE 1994 EMPLOYEE STOCK PURCHASE PLAN

  On April 26, 2001, the Board of Directors unanimously approved, subject to stockholder approval, an increase in the number of shares available for purchase under the 1994 Employee Stock Purchase Plan (the "Purchase Plan") from 1,000,000 to 1,500,000, an increase of 500,000 shares. This amendment is being submitted for approval by the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting. The following is a summary of the principal provisions of the Purchase Plan, but is not intended to be a complete description of all of the terms and provisions. This description is qualified by reference to the plan document, which may be obtained upon written request to the Company, Attention: General Counsel, BE Aerospace, Inc., 1400 Corporate Center Way, Wellington, Florida 33414.

  History. The Purchase Plan was initially adopted by the Company's Board of Directors on February 1, 1994 and approved by the stockholders on August 11, 1994 reserving 500,000 shares for issuance. At the 2000 Annual Meeting, the Plan was amended to increase the number of shares available for issuance thereunder by 500,000 to 1,000,000. The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code.

  Administration. The Purchase Plan is administered by the Compensation and Stock Option Committee of the Board of Directors which has the right to determine any questions which may arise regarding the interpretation and application of the provisions of the Purchase Plan and to make, administer, and interpret such rules and regulations as it deems necessary.

  Eligibility. Any individual who has been employed by the Company (or any of its majority-owned subsidiaries) for at least 90 days and is customarily employed by the Company (or any of its majority-owned subsidiaries) for at least 20 hours per week is eligible to participate in the Purchase Plan, provided that the individual is employed on the first day of an option period and subject to certain limitations imposed by Section 423(b) of the Internal Revenue Code.

  Option Periods. The Purchase Plan is implemented by consecutive 6-month option periods, beginning on September 1 and March 1 of each year and ending on the last day in February and August, respectively. Shares are issued on the last day of each 6-month option period.

  Participation in the Plan. Eligible employees become participants in the Purchase Plan by executing and delivering to the Company an enrollment form at least 15 days prior to the beginning of an option period. The enrollment form specifies the employee's contribution percentage (between 2% and 15% of "eligible compensation" as defined in the Internal Revenue Code) and authorizes the Company to make payroll deductions for the purchase of shares under the Purchase Plan. A participant may discontinue his or her participation in the Purchase Plan or may increase or decrease the rate of payroll deductions (but not below 2% of compensation) at any time during the option period by delivering written notice to the Company. Upon a withdrawal from the Purchase Plan during an option period, all payroll deductions for the option period will be returned to the participant in cash, without interest. The Participant may not reelect to participate in the Purchase Plan during the option period but may make a new election to participate in any future option period. Unless the participant's participation is discontinued, the purchase of shares occurs automatically at the end of the option period. Once an employee becomes a participant, he or she will automatically be enrolled in subsequent periods unless he or she withdraws from the plan or becomes ineligible to participate.

  Purchase Price. The purchase price per share at which shares are sold under the Purchase Plan is 85% of the fair market value of the Common Stock on (a) the date of commencement of the option period or (b) the last day of the option period, whichever is lower. The fair market value of the Common Stock on a given date is the closing sales price on the Nasdaq National Market as of such date.

  Share Purchase Limits. The maximum number of shares that a participant may purchase during any option period is the number of shares that when multiplied by the fair market value of the Company's Common Stock at the beginning of such option period equals $12,500 or less. In addition, the maximum number of shares that a participant may purchase under the Purchase Plan in a calendar year may not exceed the number of shares purchasable without allowing a participant to accrue the right to purchase shares under the Purchase Plan at a rate exceeding $25,000 of fair market value of such shares (determined at the first day of the option period) for each calendar year in which the option is outstanding at any time. In addition, no participant will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the participant would own 5% or more of the combined voting power or value of all classes of stock of the Company or of any of our subsidiaries (including stock that may be purchased under the Purchase Plan or pursuant to any other options).

  Termination of Employment; Death. Upon the termination of a participant's employment with the Company and its subsidiaries, the participant's participation in the Purchase Plan will immediately cease and the participant will receive any amounts being held in his or her account. In the event of a participant's death during an option period, the participant's designated beneficiary will be entitled to receive the amount credited to the participant's account or to have the account applied to the purchase of Common Stock at the end of the option period.

  Adjustment or Changes in Capitalization. In the event any change in the outstanding stock of the Company by reason of a stock split, stock dividend, recapitalization, merger, consolidation, reorganization or other capital change, the aggregate number of shares available under the Purchase Plan, the number of shares underlying options under the Purchase Plan and the purchase price of such options will be appropriately adjusted.

  Non-assignability. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason during the lifetime of a participant. If a participant attempts to make such a transfer, any option held by the participant may be terminated by the Company.

  Amendment and Termination of the Plan. The Purchase Plan may be amended by the Board of Directors for any reason. However, if the Board of Directors elects to amend the Plan to increase the number of outstanding shares of Common Stock available for issuance, the amendment must be approved by the Company's stockholders within twelve months. The Purchase Plan will remain in effect until February 29, 2004, unless terminated earlier by the Board of Directors.

  Certain Federal Income Tax Considerations. The following is only a summary of the effects of federal income taxation upon the participants and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant at the time of purchase of shares. Upon disposition of the shares, the participant will be subject to tax and the amount of the tax will depend on the period of time that a participant holds the shares. If the shares are disposed of by the participant at least two years after the beginning of the option period and at least one year from the date the shares are purchased, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) 15% of the fair market value of the shares on the first day of the option period, will be treated as ordinary income and any further gain will be taxed at long-term capital gain rates. If the shares are sold after such time and the sale price is less than the purchase price, the participant recognizes no ordinary income but instead a capital loss for the difference between the sale price and the purchase price.

  If the shares are sold or otherwise disposed of before the expiration of such two-year and one-year periods, the excess of the fair market value of the shares on the exercise date over the purchase price will be treated as ordinary income. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon disposition of shares within two years from the date of grant or within one year of the date of purchase.

  New Plan Benefits. It is not presently possible to determine the benefits or amounts that will be received by any particular employee or groups in the future.

  The Board of Directors has unanimously approved the amendment to the Purchase Plan described above and recommends that you vote FOR the proposed amendment.

  The affirmative vote of a majority of the votes present, in person or by proxy, and properly cast at the Meeting (at which a quorum is present) is required to approve the proposed amendment.

                                Proposal No. 5

      APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
          TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

  The Board of Directors of the Company has proposed an amendment to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the authorized Common Stock of the Company from 50,000,000 to 100,000,000. The Certificate of Incorporation presently provides that the Company is authorized to issue 51,000,000 shares of capital stock, of which 50,000,000 shares are designated common stock, $.01 par value per share, and 1,000,000 are designated preferred stock, $.01 par value per share ("Preferred Stock"). As of June 12, 2001, 32,164,500 shares of Common Stock were issued and outstanding, no shares of Common Stock were held in treasury, 17,835,500 shares of Common Stock were unissued, and no shares of Preferred Stock were issued and outstanding. There were 7,692,928 shares of Common Stock reserved for issuance through Company benefit plans and upon the exercise of stock options under the Company's stock option plans. If the amendment is adopted, 60,142,572 shares of Common Stock will be unreserved and available for future issuance.

  The purpose of the amendment is to provide additional shares of Common Stock that could be issued for corporate purposes without further stockholder approval unless required by applicable law or regulation. Although the Company currently has no present intention to issue any additional Common Stock other than in connection with the exercise, from time to time, of stock options, future purposes for the additional shares could include effecting acquisitions of other businesses or properties and securing additional financing for the operations of the Company through the issuance of additional shares.

  The Board does not intend to issue any Common Stock to be authorized under the amendment except upon terms that the Board deems to be in the best interests of the Company. The issuance of additional shares of Common Stock without further stockholder approval may, among other things, have a dilutive effect on earnings per share and on equity of the present holders of Common Stock and their voting rights. Holders of the Common Stock of the Company have no preemptive rights.

  The Company intends to have the Nasdaq National Market list any additional shares of Common Stock if and when such shares are issued.

  The proposed amendment would replace the first sentence of the first paragraph of Article Four of the Certificate of Incorporation in its entirety as follows:

"The total number of shares of all classes of capital stock that this Corporation shall have authority to issue is 101,000,000 shares, consisting of 100,000,000 shares of Common Stock, $0.01 par value per share, and 1,000,000 shares of Preferred Stock, $0.01 par value per share."

  The Board of Directors unanimously recommends that you vote FOR this Proposal.

  The affirmative vote of a majority of the issued and outstanding Common Stock entitled to vote is required to approve the amendment to the Certificate of Incorporation.

                                Proposal No. 6

                   CONSIDERATION OF THE MACBRIDE PRINCIPLES

  The following resolution is submitted jointly by New York City Comptroller Alan G. Hevesi, Municipal Building, 1 Centre Street, New York, New York 10007, on behalf of the New York City Employees' Retirement System, the New York City Teachers' Retirement System, the New York City Fire Department Pension Fund Art. 1B and the New York City Police Pension Fund Art. 2 and the Minnesota State Board of Investment. A letter from The Chase Manhattan Bank dated February 12, 2001 states that the New York State Common Retirement Fund owns an aggregate of 56,100 shares of the Common Stock of the Company and a January 25, 2001 letter from The Minnesota State Board of Investment states they own an aggregate of 31,991 shares of Common Stock of the Company and jointly have requested that the Company offer the resolution set forth below for stockholders to consider at the Meeting.

  Whereas, BE Aerospace, Inc. operates a wholly-owned subsidiary in Northern Ireland,

  Whereas, the on-going peace process in Northern Ireland encourages us to search for means for establishing justice and equality;

  Whereas, employment discrimination in Northern Ireland has been cited by the International Commission of Jurists as one of the major causes of sectarian strife in that country;

  Whereas, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, has proposed several equal opportunity employment principles to serve as guidelines for corporations in Northern Ireland. These include:

    1. Increasing the representation of individuals from under represented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs.

    2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work.

    3. The banning of provocative religious or political emblems from the workplace.

    4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from under-represented religious groups.

    5. Layoff, recall, and termination procedures should not, in practice favor particular religious groupings.

    6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin.

    7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees.

    8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement.

    9. The appointment of a senior management staff member to oversee the company's affirmative action efforts and the setting up of timetables to carry out affirmative action principles.

  RESOLVED, Shareholders request the Board of Directors to:

    1. Make all possible lawful efforts to implement and/or increase activity on each of the nine MacBride Principles.

                       BOARD OF DIRECTORS RECOMMENDATION

  Your Board of Directors believes that adoption of this proposal is not in the best interests of stockholders and unanimously recommends that stockholders vote against it. The Company already has taken the steps necessary to provide equal employment opportunity in Northern Ireland, regardless of religious affiliation. The Company adheres to both the letter and the spirit of the "Fair Employment (Northern Ireland) Act of 1989" as well as the "Code of Practice" promulgated by the Act. The Company is also registered with the Fair Employment Commission.

  When the Comptroller's proposal was submitted in connection with the 1995 Annual Meeting, the Company initially decided to exclude it from the proxy statement in reliance on Rule 14a-8(c)(7) and other provisions of the proxy rules of the Securities and Exchange Commission (the "SEC"). That Rule permits exclusion of proposals that relate to an issuer's ordinary business operations, since such matters are properly within the domain of the Board of Directors and not the stockholders. The Company followed the proxy rules by notifying the Comptroller and the SEC of its intention to omit the proposal. Following a series of letters to the SEC, including correspondence from the Comptroller in which it expressed its own views, the SEC staff issued to the Company a "no-action" letter stating that the SEC staff agreed with the Company that the proposal could properly be omitted from the proxy statement pursuant to Rule 14a-8(c)(7).

  Two weeks before mailing of the proxy materials, however, the Comptroller's office informed the Company that, if the Company did not agree within 24 hours to include the proposal in its proxy materials, the Comptroller's office would bring litigation, including a demand for an injunction, against the Company. The Company had complied fully with the proxy rules in determining to omit the proposal and was confident it would have prevailed in any litigation with the Comptroller's office. Nevertheless, after due consideration of the potential cost to the Company and its stockholders of the threatened litigation, the Company recognizes that the litigation cost would outweigh the cost of submitting the proposal to our stockholders for their vote.

  The Comptroller's proposal received the support of well less than 5% of our stockholders at the 1995 Annual Meeting. Nonetheless, he resubmitted it for inclusion in the 1996, 1998, 1999 and 2000 proxy materials, at which meetings the proposal received the support of 6.5%, 8.5%, 9.0% and 11.3% of our stockholders, respectively. Once again, the Comptroller has requested his proposal to be included in the proxy material for this year's annual meeting. Based upon our prior experiences with the Comptroller, and to avoid further waste of corporate assets, management is submitting his proposal to the stockholders once again, despite its continuing belief that this is not legally required and that the issue which he purports to raise is irrelevant in the case of the Company.

  The Company's policy and practice worldwide is to provide equal opportunity employment in all locations without regard to race, color, religious belief, gender, age, national origin, citizenship status, marital status, sexual orientation or disability. Northern Ireland is no exception. Through its established equal employment opportunity program, the Northern Ireland operation essentially complies with the practices outlined in the MacBride Principles. The Company is an equal opportunity employer in all job advertisements, and hiring procedures are based on the experience and qualifications needed to satisfy individual job requirements. Equal opportunity is observed for all employees in training, advancement, layoff and recall procedures. The display of potentially offensive or intimidating religious emblems at the Company's facilities is not permitted. The Company provides security for all employees at work.

  The Board of Directors unanimously recommends that the stockholders vote AGAINST this Proposal.

  The affirmative vote of a majority of the votes present, in person or by proxy, and properly cast at the Meeting (at which a quorum is present) is required to approve the Proposal.

               NEW YORK CITY COMPTROLLER'S SUPPORTING STATEMENT

  Continued discrimination and worsening employment opportunities have been cited as contributing to support for a violent solution to Northern Ireland's problems.

  In May, 1986, a United States District Court ruled on the legality of the MacBride Principles under the Fair Employment (Northern Ireland) Act of 1976, and granted a preliminary injunction requiring that American Brands include a MacBride Principles shareholder proposal in its proxy materials, stating that "all nine of the MacBride Principles could be legally implemented by management in its Northern Ireland facility." NYCERS v. American Brands, 634F. Supp. 1382 (S.D.N.Y., May 12, 1986). The Employment (Northern Ireland) Act was amended in 1989.

  An endorsement of the MacBride Principles by BE Aerospace, Inc. will demonstrate the Company's concern for human rights and equality of opportunity in its international operations. Please vote your proxy FOR these concerns.

                                 AUDIT MATTERS

  Deloitte & Touche LLP has been selected to audit the financial statements of the Company for the fiscal year ending February 23, 2002 and to report the results of their examination.

  A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will be afforded the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the annual meeting of stockholders to be held in 2002 pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company at its executive offices no later than February 15, 2002 to be considered for inclusion in the Company's proxy materials for that meeting.

                                 OTHER MATTERS

  The Board of Directors is not aware of any matters that will be brought before the Meeting other than as described in this Proxy Statement. However, if any matters properly come before the Meeting that are not specifically set forth on the proxy card and in this Proxy Statement, the persons designated as proxies will have authority to vote thereon in accordance with their best judgment.

                                   FORM 10-K

  A copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission is available without charge by writing to: BE Aerospace, Inc., Attention: Investor Relations, 1400 Corporate Center Way, Wellington, Florida 33414.

                              BE AEROSPACE, INC.

                            AUDIT COMMITTEE CHARTER

                                  Appendix I

Purpose

  The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities in respect of the company's audit, financial reporting and compliance programs.

Composition

  The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, the NASD, the SEC or other applicable regulatory agency. Each member shall be an independent director, and free of any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting or related financial management expertise. Members of the Committee shall serve at the pleasure of the Board.

Responsibilities and Duties

  To fulfill its responsibilities and duties the Audit Committee shall:

    a) Comply with the audit committee requirements set by the NASD and SEC.

    b) Meet at least annually, or more frequently as circumstances dictate.

    c) Meet at least annually with financial management, the Director of Internal Auditing and the Independent Auditors in executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed.

    d) Meet annually with the company's senior financial management to review the company's major financial risk exposures.

    e) Approve and recommend to the Board, the selection of the Independent Auditors for the corporation, its divisions and subsidiaries.

    f) Review with management and the auditors, the scope of the Independent Auditors' audit plan and the Internal Auditors' annual audit plan, which are based in part, on analyses of the financial statements and internal control risk.

    g) Review the quarterly financial statements with financial management and the Independent Auditors prior to the filing of each Form 10-Q.

    h) Review the financial statements contained in the Annual Report to shareholders with financial management and the Independent Auditors to determine that the Independent Auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

    i) Review recommendations made by the Independent Auditors and the Internal Auditors with respect to significant changes in accounting procedures and internal accounting controls, and management's plan to implement the changes.

    j) Obtain from the Independent Auditors a formal written statement that delineates all auditor relationships with the company that may impact objectivity and take appropriate action to ensure auditor independence.

    k) Annually review the adequacy of this Audit Committee Charter and, if revised, submit to the Board of Directors for approval.

Adoption

  The Board of Directors approved this Charter on April 18, 2000.

                               BE AEROSPACE, INC.

                 2001 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                               BE AEROSPACE, INC.

                 2001 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


1.   PURPOSE OF THE PLAN

          The purpose of the Plan is to advance the interests of the Company by enhancing the ability of the Company to attract and retain Non-Employee Directors who are in a position to make significant contributions to the success of the Company and by rewarding directors for such contributions through ownership of shares of Common Stock.

           The Plan is intended to comply with the terms and provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision of the Plan or any Award Document inconsistent with the terms of such Rule in effect shall be inoperative and shall not affect the validity of the Plan, such Award Document or any other provision thereof.

          The Plan is intended to replace the Company's 1991 Director's Stock Option Plan (the "1991 Plan") and upon the Effective Date, no further option grants shall be made under the 1991 Plan.

2.   DEFINITIONS AND RULES OF CONSTRUCTION

     (a)  Definitions. For purposes of the Plan, the following terms shall have
          -----------
          the meanings set forth below:

          "Administrator" means a committee of the Board, the Board or any executive officer or officers of the Company designated by the Board.

          "Award Document" means a written document approved in accordance with
     Section 6 that sets forth the terms and conditions of the Option granted to the Participant. An Award Document may be in written, electronic or other media and may be in the form of (i) an agreement between the Company that is executed by an officer on behalf of the Company and is signed by the Participant or (ii) a certificate issued by the Company that is executed by an officer on behalf of the Company but does not require the signature of the Participant.

          "Beneficiary" means the person designated in writing by the Participant to exercise or to receive an Option in the event of the Participant's death or, if no such person has been designated in writing by the Participant prior to the date of death, the Participant's estate. No Beneficiary designation under the Plan shall be effective unless it is in writing and is received by the Company prior to the date of death of the applicable Participant.

          "Board" means the Board of Directors of the Company, including any directors who may be Participants.

          "Cause" means:

     (i) gross negligence or willful misconduct in the execution of the director's duties;

     (ii) willful and continued failure to substantially perform the duties required of the director as a director of the Company; provided, however, that Cause shall not exist unless the Board shall have first provided the director with written notice of such failure and the director shall have failed to remedy such failure within 15 days following the giving of such notice, or, if such failure is not susceptible to remedy within a period of 15 days, the director shall have failed to take all reasonable steps within such 15-day period following the giving of such notice to remedy such failure;

     (iii) conviction of, or a plea by the director of nolo contendere to, a felony involving dishonesty or moral turpitude; or

     (iv) use of alcohol or drugs (except to the extent that the use of drugs arises from a physical or mental illness) on an ongoing basis to an extent that it materially interferes with the performance of the director's duties as a director.

          "Change of Control" means:

     (i) Any Person becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act) of securities of the Company representing more than 30% of the combined voting power of the Company's then-outstanding securities (other than as a result of acquisitions of such securities from the Company);

     (ii) There is a change of control of the Company of a kind which would be required to be reported under Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (or a similar item in a similar schedule or form), whether or not the Company is then subject to such reporting requirements;

     (iii) The Company's shareholders approve a merger, consolidation, or other reorganization (other than (A) a merger, consolidation or other reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity, more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation or other reorganization, or (B) a merger, consolidation, or other reorganization effected to implement a recapitalization of the Company, or similar transaction, in which no Person acquires more than 20% of the combined voting power of the Company's then outstanding securities);

     (iv) The Company's shareholders approve a sale of all or substantially all of the assets of the Company; or

     (v) Individuals who, at the Effective Date, constitute the Board cease for any reason to constitute a majority thereof; provided, however, that any director who is not in office at the Effective Date but whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the Effective Date or whose election or nomination for election was previously so approved (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be deemed to have been in office at the Effective Date for purposes of this definition.

          "Code" means the Internal Revenue Code of 1986, as amended and the applicable rulings and regulations (including any proposed regulations) promulgated thereunder from time to time.

          "Common Stock" means the common stock, par value $.01 per share, of the Company or such other class of share or other securities as may be applicable under Section 9(b).

          "Company" means BE Aerospace, Inc., a Delaware corporation, or any successor to all or substantially all of its business that adopts the Plan.

          "Date of Grant" means the date on which a Non-Employee Director is first elected to the Board.

          "Effective Date" means the date set forth in Section 16 of the Plan.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder from time to time.

          "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Board. In the absence of any alternative valuation methodology approved by the Board, the Fair Market Value of a share of Common Stock shall equal the closing selling price of a share of Common Stock as reported on the composite tape for securities listed on the Nasdaq National Market ("NASDAQ"), or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

          "Non-Employee Director" means a director of the Company who is not an officer or employee of the Company or any Subsidiary and who is not a participant under any equity-based compensation plan maintained by the Company or any Subsidiary.

          "Option" means an option to purchase Common Stock granted by the Company pursuant to the terms of this Plan.

          "Participant" means a Non-Employee Director who has been granted an Option under this Plan.

          "Person" means any person, entity or "group" within the meaning of
     Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          "Plan" means this BE Aerospace, Inc. 2001 Non-Employee Directors Stock Option Plan, as amended from time to time.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder from time to time.

          "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     (b)  Rules of Construction. The masculine pronoun shall be deemed to
          ---------------------
include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan. In addition, it is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable conditions for exemption under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") so that the granting of Options, and the distribution of shares of Common Stock pursuant to the exercise of Options, hereunder will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. The Administrator may, subject to Section 13(g) hereof, grant Options that would not qualify for exemption under Section 16(b) of the Exchange Act, so long as the availability of any exemption thereunder for other Participants under this Plan is not compromised.

2.   PURPOSE OF THE PLAN

     The purpose of the Plan is to advance the interests of the Company by enhancing the ability of the Company to attract and retain Non-Employee Directors who are in a position to make significant contributions to the success of the Company and by rewarding directors for such contributions through ownership of shares of Common Stock.

     The Plan is intended to comply with the terms and provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision of the Plan or any Award Document inconsistent with the terms of such Rule in effect shall be inoperative and shall not affect the validity of the Plan, such Award Document or any other provision thereof.

     The Plan is intended to replace the Company's 1991 Director's Stock Option Plan (the "1991 Plan") and upon the Effective Date, no further option grants shall be made under the 1991 Plan.

3.  ADMINISTRATION

     (a)  Power and Authority of the Administrator. Subject to the provisions of
          ----------------------------------------
Section 16 hereof, the Administrator shall have authority to interpret the provisions of the Plan and the Award Documents, to establish such rules and procedures as may be necessary or advisable to administer the Plan and to make all determinations necessary or advisable for the administration of the Plan (including, without limitation, to waive compliance by a Participant with any obligation to be performed by him or her under an Option, to waive any condition or provision of an Option and to amend or cancel an Option); provided, however, that no such interpretation or determination shall change or affect the selection of persons eligible to receive grants under the Plan, the number of shares covered by or the timing of any grant of Options under the Plan or the terms and conditions thereof. The interpretation and construction by the Administrator of any provision of the Plan or of any Award Document shall be final and conclusive.

     (b)  Liability of Administrator. No Administrator shall be liable for any
          --------------------------
action nor determination made in good faith, and each Administrator shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, each Administrator shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Administrator deems necessary, and no Administrator shall be liable for any action taken or not taken in reliance upon any such advice.

4.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     (a)  Plan Limit. Subject to adjustment as provided in Section 9 hereof, the
          ----------
aggregate number of shares of Common Stock that may be delivered upon exercise of Options granted under the Plan shall be (i) 100,000 shares of Common Stock plus (ii) any shares that are available for issuance or that become available for issuance under the 1991 Plan (the "Plan Limit"). Such shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company. No fractional shares of Common Stock shall be issued under the Plan.

     (b)  Rules Applicable to Determining Shares Available for Issuance. For
          -------------------------------------------------------------
purposes of determining the number of shares of Common Stock that remain available for issuance, if any outstanding Option expires for any reason or is cancelled or otherwise terminated prior to the expiration date of the Plan as set forth in Section 14, the shares of Common Stock allocable to any unexercised portion of such Option shall again be available for purposes of the Plan. In addition, the number of shares of Common Stock tendered to pay the exercise price of an Option or to satisfy a Participant's tax withholding obligations shall be added back to the Plan Limit and again be available for the grant of Options.

5.   ELIGIBILITY

     Options shall be granted pursuant to the provisions hereof to persons who are Non-Employee Directors at the time of grant.

6.   TERMS AND CONDITIONS OF OPTIONS

     (a)  General. The terms and conditions of each Option grant shall be set
          -------
forth in an Award Document for such Option grant, which shall contain terms and conditions not inconsistent with the Plan. Except in connection with a transaction or event described in Section 9(b), nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under this Plan or options previously granted under any other plan of the Company without Board approval.

     (b)  Grant. Subject to Section 5(a), each Non-Employee Director whose
          -----
initial term commences after the Effective Date shall be granted an Option to purchase 35,000 shares of Common Stock. In addition, each Non-Employee Director shall be awarded an Option covering 5,000 shares of Common Stock on December 15, 2001 and on each December 15th thereafter.

     (c)  Manner, Time and Medium of Payment. An Option shall be exercised in
          ----------------------------------
the manner set forth in the Award Document relating thereto and payment in full of the exercise price for all shares of Common Stock shall be made at the time of exercise. The exercise price for each Option shall be 100% of the Fair Market Value of a share of Common Stock on the Date of Grant. Payment shall be in United States dollars in the form of (i) cash or personal check, certified bank check, bank draft, money order or wire transfer payable to the order of the Company, (ii) to the extent provided by the Administrator, at or after the Date of Grant, in shares of Common Stock already owned and held by the Participant for at least six months prior to the date of exercise having a Fair Market Value on the date of exercise equal to the purchase price, (iii) to the extent provided by the Administrator, at or after the Date of Grant, by having the Company hold back from the shares of Common Stock transferred upon exercise, shares of Common Stock having a Fair Market Value on the last business day preceding the date of exercise equal to the exercise price, (iv) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (v) any combination of such methods of payment or in any combination of cash and shares of Common Stock held by the Participant. Unless terminated earlier pursuant to this Plan, an Option shall be effective for ten years following the Date of Grant of such Option.

     (d)  Transfers. No Option shall be assignable or transferable except by
          ---------
will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, that the Administrator may, subject to such terms and conditions as the Administrator shall specify in its sole discretion, permit the transfer of an Option (i) to a Participant's family members, (ii) to one or more trusts established in whole or in part for the benefit of one or more of such family members, (iii) to one or more entities which are owned in whole or in part by one or more such family members or (iv) to any other individual or entity permitted under law and the rules of NASDAQ or any other national securities exchange on which the Common Stock is listed. During the lifetime of the Participant, an Option shall be exerciseable only by the Participant or by a permitted transferee to whom such Option has been transferred in accordance with this Section 6(d). After the death of a Participant, an Option may be exerciseable by that person's representative, heirs or legatees.

     (e)  Rights of a Stockholder. A Participant shall have no rights as a
          -----------------------
stockholder with respect to shares of Common Stock covered by an Option until the date the Participant or his nominee becomes the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9(b).

     (f)  Limitation on Exercise. The Administrator may require each Participant
          ----------------------
purchasing or acquiring shares of Common Stock pursuant to an Option under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless (i) the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws, (ii) in the case that the outstanding Common Stock is at the time listed on any stock exchange, the shares of Common Stock to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. Notwithstanding any provision of the Plan or any Award Document to the contrary, no Option may be granted or exercised at any time when such Option or the granting or exercise thereof or payment therefor may result in the violation of any law or governmental order or regulation.

     (g)  Deferral. The Committee may, in its discretion and as provided in the
          --------
applicable Award Document, permit a Participant to defer receipt of the shares underlying a Stock Option upon exercise pursuant to the terms of any deferred compensation plan maintained by the Company.

7.  VESTING; FORFEITURE AND TERMINATION OF SERVICE

     (a)  Vesting. Subject to Sections 7(b) and 7(c), each Option granted to a
          -------
Participant shall vest and become exercisable as to 25% of the shares subject to the Option on each of the first four successive anniversaries of the Date of Grant. Once exercisable, an Option may be exercised at any time prior to its expiration, cancellation or termination as provided in the Plan. Any exercise of an Option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) any documents required by the Administrator and (b) payment in full for the number of shares for which the option is exercised.

     (b)  Forfeiture. If a Participant's status as a director is terminated for
          ----------
Cause, the Option awarded to such Participant, and all rights thereunder, shall be forfeited, whether or not such Option, or any portion thereof, is vested or exercisable.

     (c)  Termination of Status as a Director.
          -----------------------------------

          (i)    Disability. In the event that a Participant shall cease to be a
                 ----------
     director by reason of Participant's disability within the meaning of
     Section 22(e)(3) of the Code, any outstanding Option held by such Participant that are not then exerciseable shall terminate. All Options held by a Participant that are exerciseable immediately prior to the Participant's termination for disability shall remain so exercisable for a period of twelve months following such termination, at the end of which time such Options shall terminate (unless such Options expire earlier by their terms).

          (ii)   Death. In the event that a Participant shall cease to be a
                 -----
     director by reason of death (including death following a Participant's disability within the meaning of Section 22(e)(3) of the Code), any outstanding Options held by such Participant that are not then exerciseable shall terminate. All Options held by a Participant that are exerciseable immediately prior to the Participant's death shall remain exerciseably by the Participant's Beneficiary for a period of twelve months after the Participant's death, at the end of which time such Options shall terminate (unless such Options expire earlier by their terms); provided, however, that the Company shall be under no obligation to deliver Common Stock to a Beneficiary pursuant to such exercise until the Company is satisfied as to the authority of the Beneficiary exercising the option.

          (iii)  Other Reasons. In the event that a Participant shall cease to
                 -------------
     be a director for any reason other than death, disability or for Cause, any outstanding Option held by such Participant may be exercised during the three-month period immediately following the date of cessation of service to the extent such Option was vested and not already exercised as of the date of such cessation of service. After completion of such three-month period, the Option shall terminate to the extent not previously exercised. All Options that are not exercisable as of the date of such cessation of service shall terminate immediately.

          (iv)   Change in Status. In the event that a Participant's status as a
                 ----------------
     director terminates for any reason and such Participant is employed by the Company or a Subsidiary (or, if the Board in its sole discretion retains such Participant as a consultant to the Company or a Subsidiary and affords such Participant the treatment described in this Section 7(c)(iv)) immediately following such termination, then such Participant's Option shall remain outstanding and continue to vest until the termination of the Participant's status as an employee (or consultant) of the Company or such Subsidiary and, to the extent the Option is exercisable on the date of such termination, the vested portion of the Option shall remain outstanding until 30 days following the date of termination.

8.  TAX WITHHOLDING

     If the Company or a Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of shares of Common Stock pursuant to the exercise of an Option, the Company or a Subsidiary, as applicable, shall be entitled to deduct and to withhold such amount from any cash payments to be made to the Participant. In any event, the Participant shall either (i) make available to the Company or a Subsidiary, as applicable, promptly when requested by the Company or such Subsidiary, sufficient funds or, if the Administrator so provides, shares of Common Stock (valued at Fair Market Value as of the date the withholding tax obligation arises (the "Tax Date")), to meet the requirements of such withholding, or (ii) unless disallowed by the Administrator, irrevocably authorize the Company or Subsidiary to withhold from the shares of Common Stock otherwise issuable to the Participant as a result of such exercise a number of shares of Common Stock having a Fair Market Value as of the Tax Date which alone, or when added to funds paid or shares of Common Stock delivered to the Company or the Subsidiary by the Participant, equal to the amount of the minimum withholding tax obligation (the "Withholding Election") and the Company or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds or shares of Common Stock made available to the Company or such Subsidiary out of any funds or property due or to become due to the Participant. A Participant's Withholding Election may only be made prior to the Tax Date and may be disapproved by the Administrator. The Administrator may establish such rules and procedures, including, without limitation, any rules or procedures necessary to comply with Rule 16b-3, as it may deem necessary or advisable in connection with the withholding of taxes relating to the exercise of any Option.

9.  NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES

     (a)  Authority of the Company and Stockholders. The existence of the Plan,
          -----------------------------------------
the Award Documents and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b)  Change in Capitalization. Notwithstanding any provision of the Plan or
          ------------------------
any Award Document, the number and kind of shares authorized for issuance under
Section 5(a) may be equitably adjusted in the sole discretion of the Administrator in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Options and the number and kind of shares subject to any outstanding Option and the purchase price per share, if any, under any outstanding Option may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Administrator in order to preserve the benefits or potential benefits intended to be made available to Participants granted Options. Such adjustments shall be made by the Administrator, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Administrator, such adjusted Options shall be subject to the same vesting schedule and restrictions to which the underlying Option is subject.

10.  CHANGE OF CONTROL

     Notwithstanding any other provision of this Plan, in the event of a Change of Control, each Option held by a Participant shall immediately become fully exercisable.

11.  APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

12.  COMPLIANCE WITH SECTION 16(B) OF THE EXCHANGE ACT

     Notwithstanding anything contained in the Plan or any agreement under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a change of control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

13.  NO RIGHT TO CONTINUE AS A DIRECTOR

     Nothing in the Plan or in any Option granted under the Plan shall confer (or be deemed to confer) any right in any Participant to continue as a director of the Company or any

Subsidiary or shall interfere in any way with the right of the Board or the stockholders of the Company, or the board of directors or stockholders (including the Company) of any Subsidiary, to terminate such status at any time, with or without cause and with or without notice, except as otherwise provided by the certificate of incorporation or by-laws of the Company or such Subsidiary or applicable law.

14. OPTIONS TO INDIVIDUALS SUBJECT TO NON-U.S. JURISDICTIONS

     To the extent that Options under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Administrator may, in its sole discretion, adjust the terms of the Options granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to permit the grant of the Option not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Administrator to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Participants who are subject to the laws of jurisdictions outside of the United States.

15.  TERM OF THE PLAN

     Unless earlier terminated pursuant to Section 16, the Plan shall terminate on the tenth anniversary of the Effective Date, except with respect to Options then outstanding. In no event shall any Options be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

16.  EFFECTIVE DATE

     The Plan shall become effective (the "Effective Date") upon its adoption by the Board subject to its approval by the stockholders of the Company. Prior to such stockholder approval, the Administrator may grant Options conditioned on stockholder approval. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board (including any adjournment or adjournments thereof), the Plan and any Options granted thereunder shall terminate ab initio and be of no further force and effect.

17.  AMENDMENT AND TERMINATION

          The Board may at any time discontinue granting Options under the Plan. The Board may at any time or times amend the Plan for the purpose of satisfying any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Options; provided, however, that (except to the extent expressly required or permitted hereinabove) no such amendment shall, without the approval of the stockholders of the Company if such stockholder approval is required by then current law, (a) increase the maximum number of shares available under the Plan, (b) increase the number of Options granted to Participants, (c) amend the definition of Participant so as to enlarge the group of directors eligible to receive Options under the Plan, (d) reduce the price at which Options may be granted, (e) change or extend the times at which Options may be granted, or (f) amend the provisions of this Section 17, and no such amendment shall adversely affect the rights of any participant (without his or her consent) under any Option previously granted; and provided further that no such amendment shall reduce the exercise price of any Option previously granted hereunder. In addition, no termination or amendment of the Plan may, without the consent of the Participant to whom an Option has been granted, adversely affect the rights of such Participant under any Option previously granted. Notwithstanding any provision herein or in any Award Document to the contrary, the Board shall have the broad authority to amend the Plan or any Option under the Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

18.  GOVERNING LAW

          The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Florida and without giving effect to principles of conflicts of laws.

                               BE AEROSPACE, INC.

                             2001 STOCK OPTION PLAN

                               BE AEROSPACE, INC.

                             2001 STOCK OPTION PLAN

1.   PURPOSE

     The purposes of the Plan are to (a) promote the long-term success of the Company and its Subsidiaries and to increase stockholder value by providing Eligible Individuals with incentives to contribute to the long-term growth and profitability of the Company through ownership of shares of Common Stock and (b) assist the Company in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to the Company and its Subsidiaries. The Plan is intended to comply with the terms and provisions of Rule 16b-3 promulgated under the Exchange Act. The Plan permits the Committee to grant Stock Options that constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code. Any provision of the Plan or any Award Document inconsistent with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code shall be inoperative and shall not affect the validity of the Plan, such Award Document or any other provision thereof.

     The Plan is intended to replace the 1989 Option Plan (as defined below) and upon the Effective Date, no further option shall be granted under the 1989 Option Plan.

2.   DEFINITIONS AND RULES OF CONSTRUCTION

          (a)  Definitions. For purposes of the Plan, the following terms shall
               -----------
be defined as follows:

          "1989 Option Plan" means the Company's 1989 Stock Option Plan, as amended, which is intended to be replaced by the Plan.

          "Administrator" means the Committee or the individual or individuals to whom the Committee delegates authority under the Plan in accordance with
     Section 3(d).

          "Award Document" means a written document approved in accordance with
     Section 3 that sets forth the terms and conditions of the Stock Option granted to the Participant. An Award Document may be in written, electronic or other media and may be in the form of (i) an agreement between the Company that is executed by an officer on behalf of the Company and is signed by the Participant or (ii) a certificate issued by the Company that is executed by an officer on behalf of the Company but does not require the signature of the Participant.

          "Board" means the Board of Directors of the Company, including any directors who may be Participants.

          "Cause" means the termination of the Participant's employment or consulting engagement, as the case may be, as a result of "Cause" as such term or a similar term is defined in the employment agreement or consulting agreement applicable to the Participant. If there is no such employment agreement or consulting agreement or if such employment agreement or consulting agreement contains no such term, "Cause" means

     (A) an act or acts of dishonesty undertaken by such Participant, (B) persistent failure to perform the duties and obligations of such Participant, which failure is not remedied in a reasonable period of time after receipt of written notice from Employer, (C) violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, (D) use, sale or distribution of illegal drugs on the Employer's premises, (E) threatening, intimidating or coercing or harassing fellow employees, or (F) the conviction of such Participant of a felony.

     "Change in Control" has the meaning assigned to it for purposes of the employment agreement or consulting agreement, as the case may be, applicable to the Participant. If no such employment agreement or consulting agreement or if such agreement or consulting agreement contains no such term, "Change in Control" means:

          (i) Approval by the shareholders of the Company of (A) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

          (ii) Individuals who, as of the Effective Date of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

          (iii) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act , of beneficial ownership within the meaning of Rule 13-d promulgated under the Exchange Act of more than 50% of either the then outstanding shares of the Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by
     (1) the Company or a Subsidiary, (2) any person, entity or "group" that as of the Effective Date owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a Controlling Interest or (3) any employee benefit plan or the Company or a Subsidiary.

     "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations (including any proposed regulations) promulgated thereunder from time to time.

     "Committee" means the committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. The Committee shall serve at the pleasure of the Board and shall meet the requirements of Section 162(m) of the Code and Section 16(b) of the Exchange Act; provided, however, that the Board may perform any duties delegated to the Committee and in such instances, any reference to the Board shall be deemed a reference to the Committee.

     "Common Stock" means the common stock, par value $0.01 per share, of the Company or such other class of share or other securities as may be applicable under Section 11(b) hereof.

     "Company" means BE Aerospace, Inc., a Delaware corporation, or any successor to all or substantially all of its business that adopts the Plan.

     "Consultant" means any person other than an Employee, including an advisor, who provides services to the Company, its parent or any Subsidiary, as applicable. The term Consultant also includes any member of the Board or on the board of directors of any Subsidiary.

     "Effective Date" means the date set forth in Section 4 of the Plan.

     "Eligible Individuals" means the Employees and Consultants.

     "Employee" means any person employed by the Company, Company's parent or any Subsidiary. A Participant shall not cease to be an Employee in the case of
(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave shall exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, three months after such ninety (90) day leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a director nor payment of a director's fee by the Company or a Subsidiary shall be sufficient to constitute "employment" by the Company or a Subsidiary.

     "Employer" means the Company, its parent, or a Subsidiary, as applicable, that employs the particular Employee or engages the services of a Consultant, as the case may be.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rulings and regulations promulgated thereunder from time to time.

     "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing selling price of a share of Common Stock as reported on the composite tape for securities listed on the Nasdaq National Market ("NASDAQ"), or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

     "Incentive Stock Option" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Document.

     "Nonqualified Stock Option" means a Stock Option which is not an Incentive Stock Option.

     "Participant" means an Eligible Individual to whom a Stock Option has been granted under the Plan.

     "Plan" means this BE Aerospace, Inc. 2001 Stock Option Plan, as amended from time to time.

     "Securities Act" means the Securities Act of 1933, as amended, and the applicable rulings and regulations promulgated thereunder from time to time.

     "Stock Option" means an option to purchase shares of Common Stock granted to an Eligible Individual pursuant to the terms of the Plan.

     "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     "Substitute Option" means a Stock Option granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

     (b)  Rules of Construction. The masculine pronoun shall be deemed to
          ---------------------
include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan. In addition, it is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable conditions for exemption under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") so that the granting of Stock Options, and the distribution of shares of Common Stock pursuant to the exercise of Stock

Options, hereunder will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. The Committee may, subject to Section 13(g) hereof, grant Stock Options that would not qualify for exemption under Section 16(b) of the Exchange Act, so long as the availability of any exemption thereunder for other Participants under this Plan is not compromised.

3.  ADMINISTRATION

     (a)  Power and Authority of the Committee. The Plan shall be administered
          ------------------------------------
by the Committee. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members signed by a majority of the Committee members. The Committee shall have full power and authority, subject to the express provisions hereof:

          (i)    to select Participants from the Eligible Individuals;

          (ii)   to grant Stock Options in accordance with the Plan;

          (iii) to determine the number of shares of Common Stock subject to each Stock Option;

          (iv) to determine the terms and conditions of each Stock Option, including, without limitation, those related to vesting, forfeiture, payment and exercisability, whether a Stock Option is an Incentive Stock Option, and the effect, if any, of the termination of a Participant's status as an Employee or Consultant of the Company, its parent, or a Subsidiary, and including the authority to amend the terms and conditions of a Stock Option after the granting thereof to a Participant in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Stock Option;

          (v) to specify and approve the provisions of the Award Documents delivered to Participants in connection with their Stock Options;

          (vi) to construe and interpret any Award Document delivered under the Plan;

          (vii) to prescribe, amend and rescind rules and procedures relating to the Plan;

          (viii) to vary the terms of Stock Options to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

          (ix) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

          (x) to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom;

          (xi) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan; and

          (xii) subject to Section 12, both generally and in particular instances, to waive compliance by a Participant with any obligation to be performed by him or her under a Stock Option and to waive any condition or provision of a Stock Option and to amend or cancel any Stock Option (and if a Stock Option is cancelled, to grant a new Stock Option on such terms as the Board shall specify) (nothing in this Section 3(a)(xii) shall be construed as limiting the power of the Committee to make adjustments required by Sections 9 and 11).

     (b)  Plan Construction and Interpretation. The Committee shall have full
          ------------------------------------
power and authority, subject to the express provisions hereof, to construe and interpret the Plan and to decide any questions and settle and controversies and disputes that may arise in connection with the Plan.

     (c)  Determinations of Committee Final and Binding. All determinations by
          ---------------------------------------------
the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

     (d)  Delegation of Authority. The Committee may, but need not, from time to
          -----------------------
time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to grant Stock Options to Eligible Individuals who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b) and 12 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

     (e)  Liability of Committee. No member of the Committee shall be liable for
          ----------------------
any action nor determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

     (f) Action by the Board. Anything in the Plan to the contrary
         -------------------
notwithstanding, any authority or responsibility which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.   EFFECTIVE DATE AND TERM

     The Plan shall become effective upon its adoption by the Board subject to its approval by the stockholders of the Company. Prior to such stockholder approval, the Committee may grant Stock Options conditioned on stockholder approval. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board (including any adjournment or adjournments thereof), the Plan and any Stock Options granted thereunder shall terminate ab initio and be of no further force and effect. In no event shall any Stock Options be granted under the Plan after the tenth anniversary of the date of the Board's adoption of the Plan.

5.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

          (a)  Basic Limitation. Subject to adjustment as provided in Section 11
               ----------------
hereof, the aggregate number of shares of Common Stock that may be issued pursuant to exercise of Stock Options under the Plan shall not exceed 650,000 shares plus any shares that are available for issuance or that become available for issuance under the 1989 Option Plan (the "Plan Limit"). The number of shares of Common Stock allocable to Substitute Options shall not count against the Plan Limit.

          (b)  Special Limits. Anything to the contrary in Section 5(a) above
               --------------
notwithstanding, the maximum aggregate number of shares of Common Stock that may be subject to Stock Options granted to any Eligible Individual in any fiscal year of the Company shall equal 350,000 shares plus any shares that were available under this Section 5(b) for Stock Options to such Eligible Individual in any prior fiscal year but which were not issued to such Eligible Individual. Anything to the contrary in Sections 5(a) or 5(c) notwithstanding, the maximum aggregate number of shares of Common Stock that may be issued upon the exercise of Incentive Stock Options shall in no event exceed 650,000 shares (subject to adjustment pursuant to Section 11).

          (c)  Additional Shares. In the event that any outstanding Stock Option
               -----------------
for any reason expires or is cancelled or otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such Stock Option shall again be available for purposes of the Plan. In addition, the number of shares of Common Stock tendered to pay the exercise price of a Stock Option or to satisfy a Participant's tax withholding obligations shall be added back to the Plan Limit and again be available for the grant of Stock Options.

          (d)  Shares to be Issued. Shares issued under this Plan may be either
               -------------------
authorized but unissued shares, treasury shares or any combination thereof. No fractional shares of Common Stock shall be issued under the Plan.

6.   ELIGIBLE INDIVIDUALS

     Stock Options may be granted by the Committee to Eligible Individuals who, in the opinion of the Committee, are in the position to make a significant contribution to the success of the Company or its Subsidiaries; provided, however, that Consultants shall not be eligible to receive Incentive Stock Options. An individual's status as an Administrator shall not, by itself, affect his or her eligibility to participate in the Plan.

7.   TERMS AND CONDITIONS OF STOCK OPTIONS

          (a)  Terms of Stock Options Generally. A Stock Option shall entitle
               --------------------------------
the Participant to whom the Stock Option is granted the right to purchase a specified number of shares of Common Stock during a specified period at a price that is determined in accordance with Section 7(c) below. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. Except as expressly provided with respect to a specified Stock Option grant, no Stock Option granted pursuant to the Plan shall be an Incentive Stock Option. The Committee shall fix the vesting and exercisability conditions applicable to a Stock Option. Stock Options may be granted in combination with, in replacement for, or as alternatives to grants of rights under the Plan or any other employee compensation plan of the Company, including the plan of any acquired entity, or may be granted in satisfaction of the Company's obligations under any such plan.

          (b)  Terms Set Forth in Award Document. The terms and conditions of a
               ---------------------------------
Stock Option shall be set forth in an Award Document approved by the Committee and delivered or made available to the Participant as soon as administratively practicable following the date of such Stock Option. Except as provided in
Section 7 hereof, the vesting, exercisability, payment and other restrictions applicable to a Stock Option (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Document. Notwithstanding the terms and conditions set forth in the Award Document, the Committee may accelerate the date on which any Stock Option first becomes exercisable.

          (c)  Exercise Price. The exercise price per share of Common Stock
               --------------
purchasable under a Stock Option shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided that, subject to Section 7(e), the exercise price per share of Common Stock under a Stock Option shall be equal to at least 100% of the Fair Market Value on the date of grant of the shares of Common Stock subject to the Stock Option. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Option may be less than the Fair Market Value per share on the date of award, provided that the excess of:

          (i) the aggregate Fair Market Value (as of the date such Substitute Option is granted) of the shares of Common Stock subject to the Substitute Option, over

          (ii) the aggregate exercise price thereof, does not exceed the excess of:

          (iii) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Option, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

          (iv)   the aggregate exercise price of such shares.

     (d)  Option Term. The term of each Stock Option shall be fixed by the
          -----------
Committee and, subject to Sections 3(a)(viii) and 7(e) hereof, shall not exceed ten years from the date of grant.

     (e)  Incentive Stock Options. Each Stock Option granted pursuant to the
          -----------------------
Plan shall be designated at the time of grant as either an Incentive Stock Option or as a Nonqualified Stock Option. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless
(A) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Stock Option, and (B) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the adoption of the Plan by the Board. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds $100,000, the excess Stock Options shall be treated as Nonqualified Stock Options. For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the shares of Common Stock shall be determined as of the time the Stock Option with respect to such shares is granted.

     (f)  Exercisability of Stock Option. Unless the Committee at the time of
          ------------------------------
grant otherwise specifies in the case of a particular Stock Option and except as provided in Sections 9 and 11(c) hereof, a Stock Option shall be exercisable from and after the date of grant for 25% of the total number of shares of Common Stock subject to the Stock Option, and shall become exercisable for an additional 25% of the total number of shares subject to the Stock Option on each of the first, second and third anniversaries of the date of grant. If the number of shares of Common Stock for which the Stock Option is exercisable at any time in accordance with this Section 7(f) includes a fractional share, the number of shares of which the Stock Option is then exercisable shall be rounded to the nearest whole share. Notwithstanding the foregoing, in the case of a Stock Option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Stock Option may be exercised.

8.   EXERCISE OF STOCK OPTIONS

          (a)  Method of Exercise. Any exercise of a Stock Option shall be in
               ------------------
writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documents required by the Committee and (ii) payment in full as specified below in Section 8(b) for the number of shares of Common Stock for which the Stock Option is exercised. If a Stock Option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option has been transferred by the Participant's will or the applicable laws of descent and distribution or pursuant to Section 10(a), the Company shall be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Stock Option.

          (b)  Payment for and Delivery of Stock. Common Stock purchased under
               ---------------------------------
the Plan shall be paid for as follows: (i) in cash or by personal check, certified check, bank draft, money order or wire transfer payable to the order of the Company or (ii) if so permitted by the Committee (which, in the case of an Incentive Stock Option, shall specify such method of payment at the time of grant), (A) through the delivery of shares of Common Stock (which, in the case of Common Stock acquired from the Company, shall have been held for at least six months) having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price, (B) by having the Company hold back from the shares transferred upon exercise Common Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price, (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any combination of the permissible forms of payment.

9.   TERMINATION, DEATH, DISABILITY OF PARTICIPANT

          (a)  Termination as Employee or Consultant.
               -------------------------------------

          (i) If a Participant ceases to be an Employee or Consultant for any reason other than death, disability or for Cause, the Participant may exercise his or her Stock Option within such period as is specified in the Award Document (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Document) but only to the extent that the Stock Option is vested on the date of cessation of service. The date of a Participant's cessation of service as an Employee or Consultant for any reason shall be determined in the sole discretion of the Committee. In the absence of a specified time in the Award Document, the Stock Option shall remain exercisable for three (3) months following the Participant's cessation of service as an Employee or Consultant (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Document) but only to the extent that the Stock Option is vested on the date of cessation of service and then terminate, unless otherwise provided in this Plan. Notwithstanding the foregoing, if a Participant ceases to be an Employee for any reason other than death, disability or for Cause, (A) and such Participant has been employed by the Company or any Subsidiary for a period of ten years or more, or (B) the Participant ceases to be an Employee by virtue of becoming an employee of an entity that was spun-out of the Company (or similar corporate transaction), each Stock Option held by the Participant immediately prior to ceasing to be an Employee shall remain exercisable, to the extent it was exercisable on the date such Participant ceases to be an Employee, until the expiration of the term of such Stock Option; provided, however, that if the Committee determines in good faith that the Participant has engaged in conduct that is harmful to the Company either in the course of such employee's employment or subsequently or in connection with the termination of employment, then each Stock Option held by the Participant shall terminate forthwith; and provided further that the Board may provide in any Award Document that upon such Participant's cessation of service as an Employee for any reason other than death, disability or for Cause, regardless of the number of years such Participant has been employed, each Stock Option held by the Participant immediately prior to such employment termination may be exercised, to the extent it was exercisable on the date the Participant ceased to be an Employee, at any time during the three-month period commencing on the date the Participant ceases to be an Employee (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Document).

          (ii) In the event that a Participant ceases to be an Employee or Consultant for Cause, each Stock Option held by such Participant immediately prior to such cessation of service shall terminate forthwith. If, on the date of cessation of service, the Participant is not vested as to his or her entire Stock Option, the shares covered by the unvested portion of the Stock Option shall revert to the Plan. If, after cessation of service, the Participant does not exercise the vested portion of his or her Stock Option within the period of time as is specified in the Award Document (or this Plan, if not specified in the Award Document), the shares covered by such vested portion of the Stock Option shall revert to the Plan.

          (b)  Disability of Participant. If a Participant ceases to be an
               -------------------------
Employee or Consultant as a result of the Participant's disability (as defined in Section 22(e)(3) of the Code), the Participant may exercise his or her Stock Option within such period as is specified in the Award Document (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Document) but only to the extent the Stock Option is vested on the date the Participant ceases to be an Employee or Consultant. In the absence of a specified period in the Award Document, the Stock Option shall remain exercisable during the period commencing on the date of cessation of service and ending on the first anniversary thereof. If, on the date of cessation of service, the Participant is not vested as to his or her entire Stock Option, the shares covered by the unvested portion of the Stock Option shall revert to the Plan unless otherwise provided in the Award Document. If, after the Participant's cessation of service, the Participant does not exercise the vested portion of his or her Stock Option within the period of time specified above, the shares covered by such vested portion of the Stock Option shall revert to the Plan.

          (c)  Death of Participant. If a Participant dies while an Employee or
               --------------------
Consultant, the Stock Option may be exercised within such period as is specified in the Award Document (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Document) but only to the extent the Stock Option is vested on the date of death. In the absence of a specified period in the Award Document, the Stock Option shall remain exercisable during the period commencing on the death of the Participant and ending on the third anniversary of the death of the Participant (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Document) but only to the extent that the Stock Option is vested on the date of death. The Stock Option may be exercised by the executor or administrator of the Participant's estate or, if none, by the person(s) entitled to exercise the Stock Option under the Participant's will or the laws of descent or distribution or pursuant to Section 10 hereof. If, at the time of death, the Participant is not vested as to his or her entire Stock Option, the shares covered by the unvested portion of the Stock Option shall immediately revert to the Plan unless otherwise provided in the Award Document. If, after the Participant's death, the vested portion of the Stock Option is not exercised within the period specified above, the shares covered by such vested portion of the Stock Option shall revert to the Plan.

10.  CERTAIN RESTRICTIONS

          (a)  Transfers. No Option shall be assignable or transferable except
               ---------
by will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify in its sole discretion, permit the transfer of an Option (i) to a Participant's family members, (ii) to one or more trusts established in whole or in part for the benefit of one or more of such family members, (iii) to one or more entities which are owned in whole or in part by one or more such family members or (iv) to any other individual or entity permitted under law and the rules of NASDAQ or any other national securities exchange on which the Common Stock is listed.

          (b)  Exercise. During the lifetime of the Participant, a Stock Option
               --------
shall be exercisable only by the Participant or by a permitted transferee to whom such Stock Option has been transferred in accordance with Section 10(a). After the death of a Participant, a Stock Option may be exercisable by that Participant's personal representatives, heirs or legatees.

11.  RECAPITALIZATION AND CORPORATE TRANSACTIONS

          (a)  Authority of the Company and Stockholders. The existence of the
               -----------------------------------------
Plan, the Award Documents and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b)  Change in Capitalization. Notwithstanding any provision of the
               ------------------------
Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5(a) above, including the maximum number of shares available under the special limits provided for in Section 5(c) above, may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Stock Options and the number and kind of shares subject to any outstanding Stock Option and the purchase price per share, if any, under any outstanding Stock Option may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Stock Options. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Stock Options shall be subject to the same vesting schedule and restrictions to which the underlying Stock Option is subject.

          (c)  Change in Control. Except as otherwise specified in the
               -----------------
applicable Award Document or in a Participant's employment agreement, in the event of a Change in Control, the Board or the Committee shall provide, in its discretion, for either of the following:

          (i) the Participant to be fully vested in and have the right to exercise the Stock Option as to all of the Common Stock, including shares as to which he would not otherwise be vested or exercisable; or

          (ii) each outstanding Stock Option to be assumed or an equivalent option or award substituted by the successor corporation or a parent or subsidiary of the successor corporation.

If a Stock Option becomes fully vested and exercisable pursuant to this Section 11(c), then the Committee shall notify the Participant in writing or electronically of the change in the Stock Option and that the Stock Option shall terminate twenty (20) days from the date of such notice (to the extent applicable). For the purposes of this Section 11(c), the Stock Option shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive on the same terms and conditions as the Stock Option, for each share of Common Stock subject to the Stock Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Option, for each share of Common Stock subject to the Stock Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

          (d)  Substitute Options. The Committee may grant Substitute Options
               ------------------
under the Plan in substitution for options held by employees, consultants or advisers of another corporation who concurrently become employees, consultants or advisers of the Company or a Subsidiary as the result of a merger or consolidation of that corporation with the Company or a Subsidiary, or as the result of the acquisition by the Company or a Subsidiary of property or stock of that corporation. The Company may direct that Substitute Options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

12.  AMENDMENTS; TERMINATION

     The Board may at any time discontinue granting options under the Plan. The Board may at any time or times amend the Plan or any outstanding option for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options; provided, however, that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the shareholders of the Company if such stockholder approval is required by then current law, (a) increase the maximum number of shares available under the Plan, (b) change the definition of Eligible Individuals or otherwise change the eligibility requirements for participating in the Plan, (c) decrease the Exercise Price at which Incentive Stock Options may be granted, (d) extend the time within which Stock Options may be granted, (e) alter the Plan in any manner that would disqualify the status of Incentive Stock Options granted under the Plan, (f) amend the provisions of this Section 12, and no such amendment shall adversely affect the rights of any participant (without his or her consent) under any Stock Option previously granted; and provided further that no such amendment shall reduce the exercise price of any Stock Option previously granted hereunder. Notwithstanding any provision herein or in any Award Document to the contrary, the Board or the Committee shall have the broad authority to amend the Plan or any Stock Option under the Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.


13.  MISCELLANEOUS PROVISIONS

          (a)  Tax Withholding. If the Employer shall be required to withhold
               ---------------
any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of shares of Common Stock pursuant to the exercise of a Stock Option, the Employer shall be entitled to deduct and to withhold such amount from any cash payments to be made to the Participant. In any event, the Participant shall either (i) make available to the Employer, promptly when requested by the Employer, sufficient funds or, if the Committee so provides, shares of Common Stock (valued at Fair Market Value as of the date the withholding tax obligation arises (the "Tax Date")), to meet the requirements of such withholding, or (ii) unless disallowed by the Committee, irrevocably authorize the Employer to withhold from the shares of Common Stock otherwise issuable to the Participant as a result of such exercise a number of shares of Common Stock having a Fair Market Value as of the Tax Date which alone, or when added to funds paid or shares of Common Stock delivered to the Company by the Participant, equal to the amount of the minimum withholding tax obligation (the "Withholding Election") and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds or shares of Common Stock made available to the Employer out of any funds or property due or to become due to the Participant. A Participant's Withholding Election may only be made prior to the Tax Date and may be disapproved by the Committee. The Committee may establish such rules and procedures, including, without limitation, any rules or procedures necessary to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, as it may deem necessary or advisable in connection with the withholding of taxes relating to the exercise of any Stock Option.

          (b)  No Right to Grants or Employment. No Eligible Individual or
               --------------------------------
Participant shall have any claim or right to receive grants of Stock Options under the Plan or any other benefit plan of the Company or to adopt other plans or arrangements under which Common Stock may be issued. Nothing in the Plan or in any Stock Option or Award Document shall confer upon any Employee any right to continued employment with Employer or interfere in any way with the right of Employer to terminate the employment of any of its employees at any time, with or without cause.

          (c)  Rights as a Stockholder. A Participant shall not have the rights
               ---------------------
               of

a stockholder with regard to Stock Options under the Plan except as to Common Stock actually received by the Participant under the Plan. No adjustment shall be made for dividends or other rights for which the record date is prior to the date except as provided in Section 11(b).

          (d)  Other Compensation. Nothing in this Plan shall preclude or limit
               ------------------
the ability of the Employer to pay any compensation to a Participant under the Employer's other compensation and benefit plans and programs.

          (e)  Other Employee Benefit Plans. Payments received by a Participant
               ----------------------------
under any Stock Option made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Employer, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

          (f)  Unfunded Plan. The Plan is intended to constitute an unfunded
               -------------
plan for incentive compensation. Prior to the payment or settlement of any Stock Option, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

          (g)  Securities Law Restrictions and Compliance with Law. The
               ---------------------------------------------------
Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless
(i) the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws, (ii) in the case that the outstanding Common Stock is at the time listed on any stock exchange, the shares of Common Stock to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. Notwithstanding any provision of the Plan or any Award Document to the contrary, no Stock Option shall be granted or exercised at any time when such Stock Option or the granting or exercise thereof or payment therefore may result in the violation of any law or governmental order or regulation.

          (h)  Compliance with Section 16(b) of Exchange Act. Notwithstanding
               ---------------------------------------------
anything contained in the Plan or in any Award Document to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

          (i)  Award Document. In the event of any conflict or inconsistency
               --------------
between the Plan and any Award Document, the Plan shall govern, and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

          (j)  Expenses. The costs and expenses of administering the Plan shall
               --------
be borne by the Company.

          (k)  Application of Funds. The proceeds received from the Company from
               --------------------
the sale of Common Stock or other securities pursuant to Stock Options will be used for general corporate purposes.

          (l)  Deferral. The Committee may, in its discretion and as provided in
               --------
the applicable Award Document, permit a Participant to defer receipt of the shares underlying a Stock Option upon exercise pursuant to the terms of any deferred compensation plan maintained by the Company.

          (m)  Applicable Law. Except as to matters of federal law, the Plan and
               --------------
all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflicts of law principles.

                               ANNUAL MEETING OF                           PROXY
                              BE AEROSPACE, INC.

                                August 14, 2001

   The undersigned hereby constitutes and appoints Messrs. Thomas P. McCaffrey and Edmund J. Moriarty, or either of them, with full power of substitution to each, proxies to vote and act at the Annual Meeting of Stockholders of BE Aerospace, Inc. (the "Company") to be held on August 14, 2001 in the Conference Center, 36th Floor, Ropes & Gray, One International Place, Boston, Massachusetts at 10:30 a.m., and at any adjournments thereof (the "Meeting"), upon and with respect to the number of shares of Common Stock, par value $0.01 per share, that the undersigned would be entitled to vote if personally present. The undersigned hereby instructs such proxies, or their substitutes, to vote on those matters appearing on the reverse side hereof as specified by the undersigned and in such manner as they may determine on any other matter which may come before the Meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged. All proxies heretofore given by the undersigned in respect of the Meeting are hereby revoked.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. Unless otherwise specified in the boxes provided on the reverse side hereof, this Proxy will be voted FOR both nominees for Director, a vote FOR proposals 2,3,4 and 5 and a vote AGAINST proposal 6 and in the discretion of the named proxies as to any other matter that may properly come before the Meeting.
                                                                   -------------
                                                                    SEE REVERSE
                 (Continued and to be signed on reverse side)           SIDE
                                                                   -------------

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                              BE AEROSPACE, INC.

                                August 14, 2001

              * Please Detach and Mail in the Envelope Provided *

/\[X] Please mark your
      votes as in this
      example.

                    The Board unanimously recommends a vote
                          FOR Proposals 1,2,3,4 and 5

                     FOR        WITHHELD
                     ALL        FOR ALL
                  NOMINEES      NOMINEES
1. Election of                             Nominees:
   two Class I       [_]           [_]
   Directors                                  Jim C. Cowart
                                              Brian H. Rowe
[_]___________________________________
   To withhold authority to vote for any
   nominee(s) print that nominee's name
   in the space provided above
                                                   FOR    AGAINST   ABSTAIN
2. Proposal to adopt the 2001 Stock Option Plan.   [_]      [_]       [_]

                                                   FOR    AGAINST   ABSTAIN
3. Proposal to adopt the 2001 Non-Employee         [_]      [_]       [_]
   Directors' Stock Option Plan
                                                   FOR    AGAINST   ABSTAIN
4. Amend the 1994 Employee Stock Purchase Plan.    [_]      [_]       [_]

                                                   FOR    AGAINST   ABSTAIN
5. Increase the number of shares of common stock   [_]      [_]       [_]
   authorized for issuance.

--------------------------------------------------------------------------------
The Board unanimously recommends a vote AGAINST Proposal 4.
                                                   FOR    AGAINST   ABSTAIN
6. Proposal to adopt the MacBride Principles.      [_]      [_]       [_]

--------------------------------------------------------------------------------

Signature: _______________ Date: ______  Signature: _______________ Date: ______
Please sign as name appears hereon. When signing as attorney, executor, administrator, or guardian, please give your full title as such. Each